SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

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Preliminary Information Statement

[    ]

Confidential, for Use of the Commission Only (as Permitted by Rule 14c-5(d)(2)

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Definitive Information Statement

NEW YORK FILM WORKS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[ ]

Fee computed on table below per Exchange Act Rules 14c-5(g)) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[ ]

Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Date Filed:

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NEW YORK FILM WORKS, INC.

928 Broadway

New York  NY  10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL  ___, 2002 AT 3:00 PM EASTERN STANDARD TIME

To our shareholders:

New York Film Works, Inc. will hold a special meeting of its shareholders at the offices of Raice Paykin & Krieg LLP, 185 Madison Avenue, 10th floor, New York, New York on April ___, 2002 at 3:00 PM EST. At the meeting we will ask you:

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To approve an amendment of the Certificate of Incorporation to:

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reduce the number of issued and outstanding shares of common stock by changing each 25 issued and outstanding shares into one new share;

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reduce the authorized common stock to 50,000,000 shares;

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create a new class of 2,000,000 shares of  “blank check” preferred stock, and designate 150,000 of those preferred shares as Series A Redeemable Convertible 8% Preferred Shares; and

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change our name to Cinegram Digital Media Group, Inc. ; and

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To approve the creation of an incentive stock option plan.

The Board of Directors has approved an exchange agreement calling for an exchange of shares of New York Film Works common stock for all of the outstanding common stock of Cinegram Media, Inc. That exchange, as well as the proposals above, are more fully described in the attached information statement. All of the proposals to be considered at the meeting are related to the proposed exchange. I urge you to read the Information Statement carefully.

A majority of the shareholders have signified their intention to approve  the proposals.

WE ARE NOT ASKING YOU FOR A PROXY AND WE ASK YOU NOT TO SEND US A PROXY

Sincerely,

Michael Cohen

President

April ___, 2002

This document is being first sent to shareholders on or about April ___, 2002

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INFORMATION STATEMENT

TABLE OF CONTENTS

Summary

Summary of the Share exchange

The Meeting

Proposal # 1 - Amendment of certificate of incorporation

Proposal # 2 - Establishment of Incentive stock option plan

Financial Information

Pro Forma Financial Information

Forms 10-K and 10-Q Filed with the Securities and Exchange Commission

Statements Regarding Forward-Looking Information

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 FREQUENTLY ASKED QUESTIONS

Q:

What is the share exchange?

A:

The share exchange will combine two businesses, New York Film Works and Cinegram Media. In the exchange, Cinegram Media will become a wholly-owned subsidiary of New York Film Works. The exchange will be carried out by New York Film Works, Inc. issuing shares of its common stock in exchange for all the issued and outstanding shares of Cinegram Media, Inc.

For a more complete description of the exchange, see the section entitled "The Share Exchange Agreement" on page 16.

Q:

Why are New York Film Works and Cinegram Media combining their businesses?

A:

This share exchange will combine Cinegram Media's expertise in the field of interactive multi media software products and digitally reproduced gallery quality art work with New York Film Works's technology in film processing and New York Film Works's status as a publicly reporting company. In addition, we believe it will strengthen New York Film Works's management through the addition of senior level executives familiar with the technology and business aspects of digital reproduction. Overall, both New York Film Works and Cinegram Media believe that the exchange will provide added value to their shareholders. For a complete description of New York Film Works's and Cinegram Media's reasons for the exchange, we encourage you to refer to page 14 of this document.

Q:

Are there any things that have to happen before the share exchange must be completed?

A:

The contract for the share exchange provides that a number of conditions have to be satisfied before one or both of the parties is obligated to complete the exchange. The most important conditions are that neither party have shown losses or deterioration in its cash position in excess of what might reasonably be expected in light of its history of operations, and that Cinegram have received at least $250,000 in interim financing. For a more complete description of the conditions to closing, see "Conditions to closing the Share Exchange" on page 20.

Q:

Do you have to get any government approvals before the share exchange can be completed?

A:

No.

Q:

What does New York Film Works's management see as the future of the combined company?

A:

Cinegram Media's reputation and recognized creative ability, attention to quality and ability to combine the use of  many forms of digital/computer technology give Cinegram an edge in the acquisition of heretofore un-exploited intellectual property and the ability to generate significant sales and profit growth. New York Film Works’ management  sees the opportunity to combine the growth prospects and business knowledge of Cinegram with the stability and potential expansion New York Film Works to generate increased shareholder value.

Q:

Cinegram Media seems to have a lot of debt. Why would New York Film Works take on Cinegram Media's debt?

A:

Most of Cinegram Media's debt is the result of its research and development in the development of interactive multi media programs, acquisition of intellectual property assets and development of the “print-on-demand” business concept. We believe Cinegram Media's overall debt is acceptable relative to the level of opportunity it has reached. We believe that Cinegram Media, despite being undercapitalized, has achieved a strong position in its industry, and an admirable reputation for quality and creativity.

Q:

How much additional money will you need in the short term, and how do you expect to raise it?

A:

We will need approximately $250,000 immediately, and receiving that amount is one of the conditions to the effectiveness of the share exchange. We plan to raise this funding in a private placement of either debt or convertible debt. After the exchange is completed, we plan to seek an additional $3 million through a sale of common stock in a registered public offering. The sale of common stock, and the sale of convertible debt if that debt is converted, would reduce the percentage ownership of both current shareholders of New York Film Works and the shareholders of Cinegram who receive New York Film Works shares in the exchange. We cannot determine at the present time how many shares we will have to issue to get the additional money we will need.

Q:

What will Cinegram Media shareholders receive in the exchange?

A:

In the exchange, Cinegram Media shareholders will receive shares of New York Film Works common stock in exchange for their shares of Cinegram Media common stock. The shares of New York Film Works common stock that they receive in the exchange will represent stock ownership in the combined company after the exchange.

After the reverse split of 1 new share for 25 old shares, each Cinegram Media shareholder will receive  3.207 shares of New York Film Works common stock for each share of Cinegram Media common stock owned. This will result in the Cinegram Media shareholders owning 6,760,000 shares, or 65% of the shares of the combined companies. Holders of Cinegram Media stock options will receive options to purchase New York Film Works common stock on terms substantially the same as their Cinegram Media stock options, with quantity and exercise price adjusted for the exchange ratio (options for 2,055,792 shares). In addition, if Cinegram earnings are more than $500,000 and sales are more than $7,500,000 in the two years 2002 and 2003, the Cinegram shareholders would receive an additional 4,160,000 shares, which would bring the shares they are to receive to 75% of the shares of the combined companies and reduce the percentage of the present shareholders of New York Film Works own to 25%. In addition, Mr. R. F. Wright is exchanging $2 million of indebtedness owed to him by Cinegram for preferred stock that will be convertible into 2,000,000 shares of New York Film Works common stock. For a more complete description of the shares that may be issued in connection with the transaction, see "Summary of the Share exchange" -- "The Share Exchange Agreement" -- "How the Share Exchange Will Work" beginning at page 16.

Q:

What will New York Film Works shareholders receive in the exchange?

 A:

New York Film Works shareholders will not receive any new shares of New York Film Works common stock as a result of the exchange. New York Film Works shareholders before the share exchange will continue to own their shares of New York Film Works common stock, and those shares will represent stock ownership in the combined company after the share exchange; however, as a result of the reverse stock split, new certificates will be issued to the New York Film Works shareholders.

Q:

Why are you doing a reverse split of 1 for 25 ?

A:

The board of directors believes that reducing the number of shares will result in a more appropriate share price for our shares; factors considered to arrive at this decision include the liquidity of the shareholder’s investment and the potential of upgrading the listing status .

Q:

Why are you reducing the authorized Common stock and creating a new Preferred Stock?

A:

Our authorized and issued common stock had been increased in the past to reflect circumstances relevant at that time. The board of directors believes that the reduction in the authorized common stock  reflects a more realistic need for authorized stock based upon the reduced number of issued shares. It also reduces the potential Franchise Tax calculated on authorized capital. If we need special forms of equity to effect acquisitions or other capital transactions, the new “blank check” preferred stock will give the Board the needed resource.

Q.

Why are you designating 150,000 shares of the Series A redeemable convertible 8% preferred stock at the present time?

A.

Under the exchange agreement, Raymond F. Wright, one of the Cinegram shareholders, is to exchange $2,000,000 in indebtedness owed to him by Cinegram for 100,000 shares of newly created Series A Convertible Redeemable Preferred Stock of Film Works having the terms specified in the amended certificate of incorporation. This will improve the consolidated balance sheet of New York Film Works after completion of the exchange. The shares are convertible at a price of $1.00 per share of common stock, which is equivalent to a price of $0.04 per share on a pre-reverse-split basis. The recent trading range of the pre-reverse-split common stock has been between $0.005 and $0.02 per share. Mr. Wright will be entitled to convert his preferred shares into common stock at any time, but it is unlikely that he will convert unless the common stock is trading at more than $1.00 per share (post-reverse split). If Mr. Wright were to convert all of the 100,000 Series A Preferred he is to receive in the exchange, he would be able to receive 2,000,000 common shares. He may in the future exchange additional indebtedness for preferred stock having the same terms. Whether or not Mr. Wright exchanges additional shares will be determined by him and the Board of Directors based on the Company's financial situation at the time. A series of tables showing the impact of the share exchange and the dilution that would result from various possible additional share issuances is included on page 16.

Q:

What will the name of the combined company be after the exchange?

A:

Immediately after the exchange, the name of New York Film Works, Inc. will be changed to Cinegram Digital Media Group, Inc. It is expected that the trading symbol will be changed to CDMG.

Q:

Why are you changing your name?

A:

The Board of Directors has concluded that the growth and long term earnings prospects for Cinegram in its digital media lines of business are far greater than for New York Film Works. In addition, the use of digital technology in the film processing industry is rapidly expanding. The combination of these factors have made the change to Cinegram Digital Media Group, Inc. appropriate.

Q:

Will I recognize a taxable gain or loss as a result of the share exchange?

A:

We expect that the exchange will be a tax-free exchange and you will not recognize gain or loss for income tax purposes. However, we urge you to consult your own tax advisor to determine your particular tax consequences.

For a more complete description of the tax consequences, see the section entitled "Material United States Federal Income Tax Consequences of the Share Exchange"  on page 21.

Q:

Do shareholders who vote against the transaction have any rights to appraisal and payment for their shares?

A:

No. The exchange of shares does not itself require the approval of shareholders and we are not asking for approval of that transaction. Accordingly, there are no dissenters' appraisal rights. Holders who object to the exchange will not have any other legal right to prevent the exchange or be paid as a result of it

Q:

Should I do anything with my New York Film Works stock certificates?

A:

Not at this time. Your New York Film Works stock certificates will be exchanged for new certificates as soon as practicable after we file the amendment of the certificate of incorporation effecting the reverse split and the change of name.

Q:

When do you expect the share exchange to be completed?

A:

We are working toward completing the exchange as quickly as possible. We had originally expected to complete it before December 31, 2001, but experienced unexpected delays in trying to satisfy comments on this information statement from the SEC.

Q:

Why are you authorizing an incentive stock option plan?

A.

Both companies have been operating with a very small number of employees. Cinegram Media recognized the value of retention of  these valuable employees and the need to attract additional management and other personnel, and had created an employee stock option plan for its employees. Cinegram had also used options to induce investors to provide the initial finding for the Company. It is the intention in the share exchange agreement to continue to recognize these options. The board of directors believes that it is in our the best interests to extend the option program to employees of New York Film Works to assist in keeping the current employees and to help attract additional employees.

Q:

Who should I call with questions?

A:

New York Film Works shareholders should call Raymond F. Wright at (908) 598-4755 with any questions about the information in this document.

You may also obtain additional information about New York Film Works from documents we have filed with the Securities and Exchange Commission by following the instructions in the section entitled "Forms 10-K and 10-Q Filed with the Securities and Exchange Commission"  on page 76.

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SUMMARY

This summary information is provided to aid you in understanding the actions we are taking in connection with share exchange transaction and the resulting change in the nature of your company. You should read this document and the Annexes in their entirety for a complete understanding of the share exchange and other changes being made in our business.

The Companies

New York Film Works, Inc.

928 Broadway

New York  NY  10010

(212) 475 5700

New York Film Works provides a wide array of photo finishing and processing services principally for the professional and commercial photographic market in New York City. It was incorporated under the laws of the State of New York on November 5, 1980 and began operations in April 1981. It acquired all of the outstanding shares of common stock of Emulsion Stripping, Ltd., an Illinois corporation, on February 8, 1984. Emulsion Stripping, Ltd. changed its name to ES Graphics, Inc. ("ES Graphics") in March 1984. ES Graphics subsequently went out of business.

After pursuing our business and finding results unsuccessful, we filed a Chapter 7 proceeding in the U.S. Bankruptcy Court. On September 3, 1992, our case was converted from a Chapter 7 to Chapter 11 proceeding under which we were a Debtor-in-Possession. We submitted a Plan of Reorganization in order to restructure our pre-petition obligations, which was subsequently approved by the Bankruptcy Court. On August 21, 1996, the U.S. Bankruptcy Court discharged us from our bankruptcy.

New York Film Works's Business

Business Overview

New York Film Works provides a wide array of photo finishing and a full service photo-processing laboratory principally for the professional and commercial photographic market in New York City.

We plan to take advantage of the technological and digital advances that have developed in the photographic and film processing industry such as the use of digital technologies, the Internet and scanning equipment. Our product line has expanded to include: "Digital C-Prints," Computer Graphic Output Scanning Services, Laser Prints and Video Transfer Services.

Film Processing and Printing Services.

Our products and services include: of laser/photo realistic digital copies, 35 mm & 4x5 computer output from digital data, digital printing from computer files, computer graphics creation, scans in a flash, photo CD and pro CD scanning services, video transfer services, film to VHS video, prints from VHS videos, custom "C" prints, quality color prints, custom "R" prints, custom black & white printing, professional mini-lab services, professional duping services, plaque framing center, photo restoration & retouching, Kodachrome and E-6 slide film processing and black & white and color contact sheet services.

Sales and Marketing.

We perform film processing services for

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professional and commercial photographers, photographic editors of magazines and periodicals, photographic dealers on a wholesale basis and

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amateur photographers on a retail basis.

We generate our professional and commercial sales primarily by telephone solicitations, sales visits, referrals, publicity in trade journals and from participation in trade shows. We also enjoy a large walk-in clientele from our location on Broadway in New York City.

Customers.

As of October 31, 2001, New York Film's customer base consisted of approximately 20% professional photographers, 10% film dealers, 20% corporate and commercial accounts, and 50% retail professional and quality-oriented amateurs.

Employees.

As of January 31, 2002 we employ 13 persons on a full-time basis, including 2 officers, 3 administrative personnel and 8 technicians.

Competition.

Competition in our industry is intense and our products and services are subject to technological advances and other changes.

We have a large number of competitors in the photographic processing industry. Many of our competitors are larger than we are and have much greater financial resources than we do. We compete in a very local area and competition ranges from full-service labs such as ours to the local "one-hour" photo service operated by local grocery and pharmaceutical retailers. As a result of the extensive competition, the demand for our products and services may decrease and our prices may be reduced. In addition, our products and services are affected by our ability to adapt to the technological advances made in the photographic industry, such as the use of digital technologies, the Internet and scanning equipment.

Facilities

New York Film Works leases 9,000 square feet of space located at 928 Broadway, New York, New York 10010. We maintain the property in a condition conducive to the retail customer we serve, and the property is generally in satisfactory condition. Our lease expires on February 28, 2006. We own various laboratory equipment including: film recorders and post production equipment such as film and paper processors, mounting machines, silver recovery units, densitometer, spectrophotometer, pH meter, enlargers, copy camera, automatic titrimeter and computers.

Management.

Michael V. Cohen has served as our President and a director for the past eight years. Mr. Cohen received a B.S. degree in Business Administration from the Rochester Institute of Technology.

Stephen M. Cohen has served as the General Manager, Corporate Secretary and a director of New York Film Works since January 1, 1998. For the 5 years before that he was employed by New York Film Works as Technician, Custom Color and Black & White Printing Division, and Commercial Sales and Service Manager. Mr. Cohen received his B.B.A. in Finance from Hofstra University.

You may also obtain additional information about New York Film Works from documents we have filed with the Securities and Exchange Commission by following the instructions in the section entitled “ Forms 10-K and 10-Q Filed with the Securities and Exchange Commission" ” on page 76.

Cinegram Media, Inc.

One Springfield Ave

Summit  NJ  07901

(908) 598-4755

Cinegram Media, Inc.  publishes high quality, interactive, multimedia products and provides gallery quality digitally produced artwork. It is a privately owned company incorporated in Delaware in 1996. Since 1996, Cinegram has focused on development of product concepts and initial products, and establishing strategic relationships with

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various business organizations to provide production and marketing services and

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organizations owning intellectual property that the company will use in the development of its product lines.

Cinegram provides “content”; it uses technology to present content in exciting new ways in the $3 billion PC-based “edu-tainment” software market. Cinegram's multimedia products are entertaining general interest and educational software programs designed for use on personal computers at home and in the classroom.  Its Digital Art Treasures use  Internet technology to provide digitally produced, gallery quality, art prints and photographs in an internet enabled  print-on-demand system.

Product Lines

Cinegram's business is organized into two product lines:

Interactive multimedia programs

These programs are designed for delivery currently on CD-ROM.  As technology permits, and as the market demands, products will also be made available through the Internet and on DVD-ROM.

Cinegram publishes and distributes learning and entertainment products involving the arts, science, technology, history, and other  categories.  Its programs are designed to arouse curiosity, inform, entertain, motivate, inspire, and stimulate the thinking process. It chooses themes that it believes will have a broad and enduring appeal. Some of its products are developed internally and others are licensed from other developers; “Search for the Golden Dolphin” is an example of the first category and “RedShift 4” and “Anne Frank House” are examples of the second category.

Cinegram provides its products in three formats:

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full feature interactive multimedia programs,

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interactive Picture-Paks™, and

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screen savers.

Full feature interactive multimedia products  now in distribution include:

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“Norman Rockwell, The Man and His Art”,

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“The Amistad Incident”,

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“Search for the Golden Dolphin”,

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“Exploring the Planets”,

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“RedShift 4”,

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“Anne Frank House”,

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“Atlas of the Solar System”,

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“RedShift 3 for Macintosh” and

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“Space Station Simulator”.

Cinegram strives to present historically accurate content in an enjoyable, entertaining and educational manner.

Additional products, including “Atlas of the Ancient World”,  “Treasures of the Vatican Library” and “explorations” with National Geographic Society  are in the concept and/or development stage.

Interactive Picture Paks™ (iPP)™ is a proprietary software delivery program that combines CD-ROM capabilities with those of  the Internet.  The CD-ROM delivers a base program and program content, and  also enables the user to receive updates and add-ons on a regular basis as Cinegram makes them available. The first iPP product is titled “Tall Ships; 100 of the World’s Tallest Ships”, and the second is “Tall Ships – OpSail Edition”.  This latter product was completed for introduction for the millennium celebrations on the East Coast including the Parade of Tall Ships in New York harbor.  Additional products under development are based on the US Post Office series of contemporary stamps, and The New Yorker Magazine cartoons.

Cinegram also produces screen savers available in CD-ROM format, or as a direct download via the Internet.

Digital Art Treasures

Digital Art Treasures is the second line of products under the Cinegram Media umbrella. Using Internet technology and high resolution digital imaging and printing expertise, Digital Art Treasures provides digitally produced, gallery quality, art prints and photographs in an internet enabled  print-on-demand system. The sources for these products are the same intellectual property bases used in Cinegram's interactive multi media programs -  the museum, galley, institutional and corporate collections of original artwork, photographs, books, maps and other reproducible images. Cinegram enters into agreements (usually exclusive) for the right to re-purpose (i.e. use the same assets to create an additional means of generating revenue) their asset collections while providing valuable archival services.

Customers can choose from a wide selection of images, in a number of collections in a growing on-line store.  Cinegram can reproduce these images on a variety of papers and other substrates including canvas and clear plastic, and can mat and frame the images and to the customer’s choosing. The customer can view the completed image on Cinegram's Web site's virtual frame shop before purchasing. The first Digital Art Treasures "gallery" at its Web site began taking orders on December 15, 2001. There are presently no arrangements with retail outlets for distribution of the Digital Art Treasures product line, though discussions with several have been started.

Museums and other institutions providing licenses to the source material for the Digital Art Treasures product line include Peabody Essex Museum, Library of Congress and New York Botanical Garden. Cinegram will be adding Mystic Seaport Museum, the Saturday Evening Post cover  collection, the Charles R Knight collection, and others, shortly.

Products in the Digital Art Treasures line of business are available on the Internet at www.digitalarttreasures.com and www.artofhistory.com.

At present only a small portion of the retail “wall decor” market is served by high resolution digital reproduction techniques in an on-line environment. Competitors currently in this market include Art.com, NextMonet, Inc., Corbis Corporation, and Artland.com. However, the technology is available and open to new entrants who are capable of combining digital imaging, digital reproduction and the Internet.

Sales, Marketing and Distribution

Cinegram has completed its development stage and has begun to ship commercial quantities of product into the consumer and education markets. Consumer market customers include

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major retailers such as CompUSA, Best-Buy, Amazon.com, and

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specialty retail outlets such as museum gift shops and other specialty retailers.

Cinegram sells to the educational market through direct sales and through specialty distributors.

Cinegram also maintains a web site - www.cinegram.com - where customers may find information and purchase its products.

Cinegram has contracted out its sales and distribution to the major retailers through agreements with Tri-Synergy, Inc of Dallas and Boston and through Tri-Synergy with Navarre Inc., one of the largest distributors to the retail computer products chains. Sales to the specialty retailers are made by direct sales calls and through specialty distributors. Sales and distribution to the education markets are made through direct sales calls and distributors and resellers specializing in the education markets.  Marketing and sales support has been limited by Cinegram's lack of capital and  needs to be increased now that products have been developed and are available for sale.

Sales of Digital Art Treasures products are being made principally via the on-line store on the Internet.  Marketing is via the affiliation web sites of collection owners and via catalogs and magazine advertising. Museum Archives of Washington Inc. handles distribution under a contract which provides that Museum Archives is to remit 15% of all revenues derived from Digital Art Treasures products, plus the amount of license fees due to owners of the content, to Cinegram.

Competition.

Many companies produce CD-ROM based products for the computer user markets. Most competitors are better capitalized and established than we are. Companies producing products in this competitive environment include

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Microsoft,

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Take Two Interactive,

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Learn Technology,

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Sienna Software

and many more.

Cinegram believes it can succeed in this environment because of its focus on intellectual properties that are restricted in their availability, allowing it to produce products that are not available from others.

At present only a small portion of the reatail “wall decor” market is served by high resolution digital reproduction techniques in an on-line environment. However the technology is available and open to new entrants who have the capability to combine digital imaging, digital reproduction and the Internet. Competitors currently in this market include Art.com, NextMonet, Inc., Corbis Corporation, and Artland.com.

Intellectual Property Agreements.

A key element of Cinegram’s business plan is the acquisition of rights to intellectual properties of organizations. Frequently these are not-for-profit organizations that do not have the resources to exploit the resources they have in their archives. Cinegram solves three problems facing such organizations:

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widening the knowledge of the archives,

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generating revenues to further their objectives and

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providing valuable archival services.

Cinegram's approach has led to exclusive agreements that give it access to vast collections of material that can be incorporated into edu-tainment products or to generate gallery quality reproduction artwork. The license generally grant Cinegram the exclusive right to produce interactive multimedia programs, screensavers or multimedia or other programs based on the original works owned by the licensors. Among the organizations with which it has exclusive agreements are Mystic Seaport Museum, the Norman Rockwell Licensing Company, and New York Botanical Garden. Under these agreements, Cinegram pays royalties at rates ranging from 8% to 17.5% of net sales. The average is approximately 15%. The initial terms of these licenses is usually five years with renewal and option rights. The licensor usually also requires an upfront payment on execution of the license.

Customers.

Cinegram’s principal direct customer is Tri-Synergy, Inc., the company’s sales and distribution agent for the major retailers. For the year ended December 31, 2000, Tri-Synergy Inc accounted for 60% of the company’s sales. Indirectly, Cinegram’s customers include Navarre Inc., Best Buy Inc, CompUSA Inc, Amazon.com Inc. Fry’s Electronics Inc and most of the major retail outlets selling computer software products. Cinegram also sells directly to specialty retail outlets such as museum gift shops, (e.g. the American Museum of History, the Mystic Seaport Museum store, the US Holocaust Museum), and specialty trade retailers (e.g. Shutan Camera and Electronics, Anne Frank Center, Astronomy House) and to the education markets through direct sales and through reseller/distributors. Cinegram also sells direct to consumers via its web site store at www.cinegram.com. Digital Art Treasures is available at www.artofhistory.com and www.digitalarttreasures.com.

Program development costs.

Costs of development of programs are contracted out with a number of small programming shops – Cinegram is not dependent on any one.

Raw material and production costs.

Material costs are not significant to Cinegram, and are included in the amounts charged to Cinegram for duplicating and packaging. Costs of actual production of duplicating CD-ROMs from a master and packaging them into retail boxes are handled on a product by product Purchase Order with Cinram, Inc. of Huntsville AL. We are not dependent on Cinram as there are other replication firms available.

Employees.

A large portion of Cinegram's operations are “outsourced” - e.g. sales to the major retailers, packaging and replication, product programming, warehousing and distribution, fulfillment, etc. Its small number of employees focus on development and co-ordination activities. As of January 31, 2002, Cinegram had 4 full time employees, including 2 officers, and 2 part time employees.

Facilities.

Because Cinegram outsources a large portion of its operations - e.g. sales to the major retailers, packaging and replication, product programming, warehousing and distribution, fulfillment, etc., Cinegram needs only limited facilities to house the core stafff. The Company occupies “full service” space under a one year, renewable contract, for office space and services at the HQ facility at One Springfield Ave., Summit, NJ. 07901.

SUMMARY OF THE SHARE EXCHANGE

This summary may not contain all of the information that is important to you. You should read carefully this entire document, including the share exchange agreement, and the Certificate of Amendment to New York Film Works's Articles of Incorporation and the other documents we refer to for a more complete understanding of the share exchange. The share exchange agreement is attached to this document as Annex A and the Certificate of Amendment is attached as Annex B. We encourage you to read these documents carefully.

New York Film Works's reasons for the Share Exchange

Factors Considered

At a meeting held on in October 10, 2001, the board of directors of New York Film Works concluded that the share exchange was in the best interests of New York Film Works and its shareholders, and determined to recommend that the New York Film Works shareholders approve of the changes needed to complete the share exchange.

In considering the share exchange, the New York Film Works board reviewed several factors. The most significant factors were:

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Historical information concerning our respective businesses, financial performance and condition, operations, technology and management, including reports concerning results of operations.

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Historically, the business of New York Film Works has for the last several years been relatively steady, but not exciting. Operations over the last three years had generated only modest profits and 2001 resulted in a loss.

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The Digital technology was making significant inroads into photography, changing the need for traditional film processing.

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There are few barriers to entry for simple film processing (e.g. the "one-hour" service offered by many large retailers).

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While New York Film Works had a good service staff there is a very high degree of dependence on Michael and Steven Cohen.

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As an early-stage business, Cinegram's history of losses is not of great significance. Start-up businesses often incur losses in their early years when sales volumes are not sufficient to cover the costs of building the business structure.

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New York Film Works management's view of the financial condition, results of  operations and businesses of New York Film Works and Cinegram Media, both before and after  giving effect to the share exchange, and the New York Film Works board's determination of the share exchange's effect on shareholder value.

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While Cinegram is still in a “development” mode, it appears to have a significant awareness of digital imaging technology and excellent prospects based upon the intellectual property agreements it had been able to arrange;

•

the technology knowledge would be an excellent addition because of New York Film Works’ need to embrace digital imaging technology while gaining an opportunity to expand into other areas with experienced, knowledgable senior management.

•

Cinegram's business is more closely associated with newer technologies, making the combined companies a more attractive candidate for investment.

•

Current financial market conditions and historical market prices, volatility and trading information;

•

The price of New York Film Works stock has been low for some time and shows no sign of increasing substantially in the near future without some change in the business.

•

Trading volume has been low reflecting, in management's view, limited interest in the stock.

•

Venture capital financing has become more difficult to get over the last year. The Board considered that the chances of raising funds in the current market to develop its present line of business were slim without a major change in the nature of the company's business, but would be improved substantially by the addition of a more technology-oriented business line such as that of Cinegram.

•

The consideration Cinegram Media shareholders will receive in the share exchange in light of other alternatives to increase shareholder value.

•

To increase shareholder value would require a fundamental change in the business; based upon the outlook for the Company’s current business, significant capital investment (that the company would have to raise in the capital markets) could not be justified.

•

Alternatively, the company could attempt a spin off of the business into a private company with residual pay out and selling the remaining shell.

•

Using the value of the company as it currently existed as currency in a share exchange agreement appeared to be the most practical solution; the current shareholders would end up owning less than one hundred percent of a larger enterprise with substantially greater prospects.

•

The Cinegram shareholders will receive 65% to 75% of the stock of the combined companies (leaving aside conversion of preferred stock, stock options and additional shares issued in any future financing). They will receive the higher percentage only if revenues and earnings meet specific targets. The Board decided that the amount of new stock to be issued to the Cinegram shareholders was reasonable in light of the more exciting business that company brings to the table and the limited prospect of growing the New York Film Works business as a stand-alone operation either through internally generated cash flow or with outside financing.

Other factors affecting present business and prospects

In deciding to recommend the share exchange, the board also gave serious consideration to these additional factors affecting New York Film Works's present business and the future prospects.

•

the presence of current and possible future competitors with far more resources than we have;

•

the fact that our business tends to be limited to a narrow geographic area; and

•

the fact that we are highly dependent on the skills of our two executive officers.

All of these factors supported the view that New York Film Works needs to grow in size, geographically and in the size of its management team.

Potential benefits

The decision of the board of directors of New York Film Works was based upon several potential benefits of the share exchange, including the potential to:

•

build on Cinegram Media’s progress in developing exciting products based on digital technologies for the consumer, education and Internet markets;

•

strengthen our management through the addition of senior level executives familiar with both the technology and business aspects of digital imaging and reproduction;

•

improve our ability to raise capital through the public market as a result of our status as a fully reporting company and Cinegram Media's additional business potential;

•

combine New York Film Works's expertise in the area of analog and digital film processing with Cinegram Media's expertise and creativity in the use of digital image technologies in the development of exciting new products; and

•

expand our potential market from our current geographical base to a broader base and newer areas of applications such as processing for not-for-profit organizations.

Risks

The New York Film Works board also identified and considered several potentially negative factors in its deliberations concerning the share exchange including the following:

•

more working capital may be needed to support an increase in the scope of our operations;

•

there is a possibility that the demand for Cinegram Media's products may be less than the parties expect;

•

larger and better-funded companies may be able to develop technology for interactive products that would be superior to that of Cinegram Media, or would have a lower cost;

•

there is a possibility that if Cinegram Media's business plan is successful other companies with more resources and greater name recognition may enter the field; and

•

we will have to deal with technical, operational, managerial, and personnel-related challenges in integrating the two companies.

The board concluded, however, that the potential benefits of the share exchange to New York Film Works and its shareholders outweighed the risks associated with the share exchange.

The discussion of the information and factors considered by the New York Film Works board is not intended to be exhaustive. In view of the variety of factors considered in evaluating the share exchange, the New York Film Works board did not find it practicable to, and did not, quantify or otherwise assign relative weight to the specific factors considered in reaching its determination.

Discussions leading up to transaction

Cinegram (Mr R F Wright) and NYFW (Messrs Michael Cohen and Gerald Cohen) were introduced to each other on August 3, 2001 by Mr Anthony Ferrentino of Zeus Capital Group. Mr Ferrentino had been contacted independently by each of the two companies and had had discussions with both firms about future capital plans. Mr Ferrentino suggested that the two firms to meet to discuss a possible exchange transaction. Messrs Wright, Cohen and Cohen discussed the current and future prospects of their businesses in a number of meetings and telephone conversations, and concluded that Mr Ferrentino’s assessment of an opportunity was correct. The parties then negotiated the terms of the agreement. Discussions focused particularly on the ultimate value of Cinegram. The parties ultimately settled on the “Earn-Out” formula as the best method of bridging the differences of opinion on the valuation of Cinegram. If Cinegram is correct in its assumption of future prospects, both parties will benefit, with the current NYFW shareholders participating at a reduced level (25% vs. 35%) in a more valuable enterprise.

Mr. Ferrentino suggested the share exchange as the structure for bringing the two companies together because the parties wanted Cinegram to end up as a subsidiary of New York Film Works. With the small number of Cinegram shareholders the parties could be assured that once the structure was agreed upon it could be carried out without any need to deal with any potential dissident Cinegram shareholders. An alternative way to reach the same result would have been for New York Film Works to form a new subsidiary and merge Cinegram with that subsidiary. That alternative was not seriously considered because there was was no need to go through the extra steps.

The Share Exchange Agreement

How the Share Exchange Will Work

Upon approval of the reverse stock split, New York Film Works, Inc. will issue shares of New York Film Works to the stockholders of Cinegram Media, Inc. in exchange for all of the issued and outstanding shares of Cinegram Media, Inc. Cinegram Media Inc will then become a wholly owned subsidiary of New York Film Works, Inc. Each outstanding Cinegram Media share will be exchanged for 3.207 shares of New York Film Works, Inc. so that after the share exchange the former Cinegram Media shareholders will own 65% of New York Film Works, Inc. and the current shareholders of New York Film Works, Inc. will own 35% of the expanded share base of the Company. In addition, options to purchase shares in New York Film Works, Inc. will be issued at the same exchange rate to the holders of options and/or warrants in Cinegram Media Inc. If Cinegram achieves certain performance targets, additional shares and options may be issued to the Cinegram share/option/warrantholders so that the former Cinegram stockholders would own (if calculated at the closing date of the share exchange), up to 75% of the expanded share base of New York Film Works, Inc.

The following table shows the numbers and percentages of ownership of current New York Film Works shareholders and Cinegram shareholders after the exchange offer has been completed without giving effect to any issuance of earn-out shares, exercise of options to be issued in the transaction or conversion of preferred stock by Mr. Wright. All share numbers reflect the proposed 1 for 25 reverse split.

	Held prior to exchange Exchange	Percentage
Current NYFW holders
Gerald Cohen	1,166,787	11.2%
Michael Cohen	442,331	4.3%
Other members of Cohen family	255,440	2.5%
Peter Miller	175,204	1.7%
Other current NYFW holders	1,600,237	15.4%

Total New York Film Works group	3,640,000	35.0%

Current Cinegram holders	Issued in Exchange	Percentage
R F Wright	5,162,362	49.6%
H Denstman	972,187	9.3%
J B Witker	46,004	0.4%
H E Wright	234,592	2.3%
S Denstman	6,855	0.1%

Zeus fee (1)	338,000	3.3%

Total Cinegram Group	6,760,000	65.0%

Total	10,400,000	100.0%

(1) Zeus Capital Group is entitled to a fee of 5% of the shares issued to the Cinegram shareholders in the transaction (excluding options) for its services in identifying a merger candidate and assistance in structuring the transaction.

The following table shows the same information as the table immediately above after giving effect to issuance of the maximum number of earn-out shares that could be issued.

	Held prior to Exchange	Percentage
Current NYFW holders
Gerald Cohen	1,166,787	8.0%
Michael Cohen	442,331	3.0%
Other members of Cohen family	255,440	1.8%
Peter Miller	175,204	1.2%
Other current NYFW holders	1,600,237	11.0%

Total New York Film Works group	3,640,000	25.0%

Current Cinegram holders	Issued in Exchange plus Earn-out	Percentage
R F Wright	8,339,199	57.3%
H Denstman	1,570,456	10.8%
J B Witker	74,314	0.5%
H E Wright	378,956	2.6%
S Denstman	11,073	0.1%

Zeus fee	546,000	3.8%

Total Cinegram Group	10,919,998	75.0%

Total	14,559,998	100.0%

The following table shows the numbers and percentages of ownership of current New York Film Works shareholders and Cinegram shareholders after the exchange offer has been completed if the maximum number of earn-out shares are issued, all options to be issued in the transaction are exercised and Mr. Wright converts all of the convertible preferred shares to be issued to him in the transaction into common stock.

	Held prior to Exchange	Options	Total	Percentage
Current NYFW holders
Gerald Cohen	1,166,787	200,000	1,366,787	6.7%
Michael Cohen	442,331	100,000	542,331	2.7%
Other members of Cohen family	255,440	50,000	305,440	1.5%
Peter Miller	175,204		175,204	0.9%
Other current NYFW holders	1,600,237		1,600,237	7.9%

Total New York Film Works group	3,640,000	350,000	3,990,000	19.7%

Current Cinegram holders	Issued in Exchange plus Earn-out	Options	Total	Percentage
R F Wright (1)	8,339,199	1,731,787	10,070,986	49.8%
H Denstman	1,570,456	715,562	2,286,018	11.3%
J B Witker	74,314	5,181	79,495	0.4%
H E Wright	378,956	690,307	1,069,263	5.3%
S Denstman	11,073	-	11,073	0.1%
Others		178,059	178,059	0.8%
Zeus fee	546,000		546,000	2.7%
Potential Wright conversion (1)		2,000,000	2,000,000	9.9%
Total Cinegram Group	10,919,998	532,089	16,240,894	80.3%

Total	14,559,998	5,670,896	20,230,894	100.0%

(1) Shares that may be issued upon conversion of preferred shares by Mr. Wright have been separately shown for clarity. If the preferred shares were to be converted, Mr. Wright would hold 59.5% of the total outstanding shares in the aggregate. If he were to exchange more of the debt owed to him for Series A Preferred or convertible shares of another class created by the Board of Directors, his interest in the Company would be increased further and the percentage ownership of other shareholders would be further reduced.

(2) As indicated elsewhere in this information statement, we may issue additional shares upon conversion of the convertible debt we expect to issue to obtain approximately $250,000 required as a condition to completion of the exchange offer. We also intend to issue additional shares (either directly or upon conversion of convertible instruments) to raise approximately $3 million in further financing after the exchange offer is completed. We cannot determine at the present time how many shares will be issued as a result of raising either the $250,000 or the $3 million. We have agreed to issue 200,000 shares of common stock to IR International, Inc., an investor relations firm, for investor relations services after completion of the exchange offer. The tables above do not give effect to any of those future share issuances.

The business of New York Film Works Inc will be transferred to a new Delaware incorporated wholly owned subsidiary to be called New York Film Works (D) Inc. and the name of the current New York Film Works Inc will be changed to Cinegram Digital Media Group, Inc.  Cinegram and the Film Works business will be operated as separate wholly owned subsidiaries so that each may focus on its own expertise, with exchange of information and common goals being co-coordinated by the parent company. Mr Raymond F Wright, Chairman and CEO of Cinegram will be appointed President and CEO of the parent company while continuing to be the CEO of Cinegram. Messrs Michael and Stephen Cohen will be appointed President and General Manager and Secretary, respectively of New York Film Works (D), Inc. and will continue to be responsible for the success of the film works business. All other employees of the current New York Film Works, Inc will continue as employees of the new New York Film Works (D), Inc. Messrs Raymond F Wright, Chairman and CEO, Harold Denstman, President and Chief Development Officer and Mr Tom Martin, Vice President Digital Imaging Technology,  will continue in their roles and will continue to be responsible for the success of  Cinegram. All other officers and employees of Cinegram Media Inc. will continue in their current responsibilities.

Representations and Warranties of the Parties to the Share Exchange

New York Film Works and Cinegram Media each made substantially similar representations and warranties in the share exchange agreement regarding aspects of our businesses, financial condition, structure, and other facts pertinent to the share exchange, including representations and warranties by each company as to:

•

its corporate organization, good standing, and qualification to do business;

•

authority to enter into the share exchange agreement and related agreements;

•

its capitalization;

•

the accuracy and completeness of its charter, bylaws, and corporate minute book;

•

its taxes;

•

compliance with laws;

•

required consents, waivers, and approvals;

•

litigation to which it is a party;

•

its agreements, contracts, and commitments;

•

its title to the properties it owns and leases;

•

its officers, directors and employees;

•

its intellectual property, and intellectual property that it uses;

•

its products;

•

its employee benefit plans;

•

information each company is to furnish for disclosure to shareholders of New York Film Works;

•

in the case of Cinegram Media, changes in its business since December 31, 2000;

•

in the case of Cinegram Media, the accuracy of its unaudited financial statements;

•

in the case of Cinegram Media, its subsidiary and ownership interests in other entities;

•

in the case of New York Film Works, the accuracy of its reports filed with the SEC and its listing status on the Electronic Bulletin Board; and

•

in the case of New York Film Works, issuance of the share exchange shares in compliance with federal and state securities laws

The representations and warranties in the share exchange agreement are complicated and are not easily summarized. We urge you to read the articles of the share exchange agreement entitled "Representations and warranties of  Film Works",  "Representations and warranties of the Cinegram Stockholders " and "Representations and warranties of Cinegram" carefully.

Conditions to closing the Share Exchange

The obligations of each of the companies to complete the share exchange are subject to the satisfaction or waiver of several conditions.

The principal conditions that must be satisfied or waived before Cinegram Media is required to complete the share exchange include the following, subject to exceptions and qualifications:

•

the representations and warranties of New York Film Works in the share exchange agreement must be true and complete in all material respects;

•

the share exchange agreement must be adopted and approved by the Cinegram Media stockholders;

•

neither party shall have shown losses or deterioration in its cash position in excess of what might reasonably be expected in view of its history of operations to date;

•

we and Cinegram Media must obtain all required government approvals and other required consents;

•

each of the companies must comply in all material respects with our respective agreements in the share exchange agreement;

•

Cinegram must have received at least $250,000 in interim financing.

Some of the conditions may be waived by New York Film Works and some may be waived by Cinegram Media. For a more complete description of the conditions to closing the share exchange, see the sections entitled   “8.  Conditions Precedent to the Performance of Filmworks and the Cinegram Stockholders”,  “9. Conditions Precedent to the Performance of Filmworks” and “10. Conditions Precedent to the Performance of the Cinegram Stockholders”, on page 20 of the Exchange Agreement.

No other negotiations

Until the share exchange is completed or the share exchange agreement is terminated, both New York Film Works and Cinegram Media have agreed not to solicit or encourage the submission of, or negotiate with respect to, an acquisition proposal from any third party.

Termination of the Share Exchange agreement

The share exchange agreement may be terminated under specified circumstances at any time prior to closing the share exchange, as follows:

•

by our mutual consent;

•

by either of us, if the share exchange is not completed by December 31, 2001;

•

by either of us, upon a breach of any of the other party's obligations under the share exchange agreement if the breach is not cured within 10 days after notice of the breach;

If the share exchange agreement is terminated by either party for a reason other than the other party's breach of its obligations under the agreement, neither party will have any further obligations under the agreement. If the share exchange agreement is terminated because the other party has breached the agreement, then the non-breaching party may pursue all legal rights available to it.

The April amendment

On April 10, 2002, the parties to the Exchange Agreement agreed to several changes in the Agreement. As a result of unexpected delays in trying to satisfy comments on this information statement from the SEC, the necessary amendments to the Certificate of Incorporation could not be completed before the end of the 2001 calendar year. The parties agreed that the effective date of the exchange transaction would be last day of the month closest to when the closing occurs, regardless of the effective date of the Amendment to the Certificate of Incorporation. Instead of delivering certificates for shares of Film Works at the time of closing, Filmworks undertook to deliver share certificates as soon as practicable after the effective date of the Amendment to the Certificate of Incorporation. The parties also agreed that the change of Filmworks’ state of incorporation from the State of New York to the State of Delaware, as they had originally planned, would not be pursued until some later date. A copy of the amendment is also attached to this information statement.

Material United States Federal Income Tax Consequences of the Share Exchange

The following general discussion summarizes the material United States federal income tax consequences of the share exchange. This discussion is based on the Internal Revenue Code, the related regulations promulgated, and existing administrative interpretations and court decisions, all of which are subject to change, possibly with retroactive effect.

Based on discussions with its independent public accountants, New York Film Works's management believes that the tax status of shares held by shareholders of New York Film Works will not be affected by the share exchange and that New York Film Works should not recognize gain or loss for United States federal income tax purposes as a result of the share exchange. Based on discussions with its independent public accountants, Cinegram Media’s management believe that the shares of New York Film Works, Inc received by the Stockholders of Cinegram Media, Inc. pursuant to the share exchange will be treated as a tax free “reorganization” within the meaning of Section 368(a)  for United States federal income tax purposes. Neither New York Film Works or Cinegram Media have sought a tax ruling from the IRS or obtained a legal opinion confirming the information described above. These opinions will not bind the IRS and will not preclude the IRS from adopting a contrary position , and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court if the issues are litigated. Neither New York Film Works nor Cinegram Media intends to obtain a ruling from the IRS as to the tax consequences of the share exchange.

This discussion is only intended to provide you with a general summary, and it is not intended to be a complete analysis, advice, or description of all potential United States federal income tax consequences or any other consequences of the share exchange. In addition, this discussion does not address tax consequences which may vary with, or are contingent on, your individual circumstances. Moreover, this discussion does not address any non-income tax or any foreign, state, or local tax consequences of the share exchange. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular United States federal, state, local, or foreign income or other tax consequences to you of the share exchange.

Restrictions on Sales of Shares of New York Film Works Common Stock Issued in the Share Exchange

All shares of New York Film Works common stock received by Cinegram Media shareholders in the share exchange will be issued in reliance on exemptions from registration as a private offering. As a result, those shares will be "restricted securities" under the Securities Act of 1933.

Cinegram Media holders may not sell their shares of New York Film Works common stock acquired in the share exchange except pursuant to

•

an effective registration statement under the Securities Act covering the resale of those shares, or

•

any other applicable exemption under the Securities Act.

Regulatory Approvals

No federal or state regulatory requirements or approvals are needed in connection with the share exchange transaction.

Accounting Treatment of the Share Exchange

In accordance with generally accepted accounting principles,  we intend to account for the share exchange as a purchase of New York Film Works by Cinegram Media for financial reporting and accounting purposes. Under Financial Accounting Standard 141, “ ... a combining company which either retains or receives the larger portion of the voting rights in the combined corporation [. That corporation] should be treated as the acquirer ...”.  Accordingly, the “accounting predecessor” will be Cinegram Media, Inc. and the operating results for prior years will differ significantly from the operating results reported last year.

Operations of the combined company after the Share Exchange

Following the share exchange, the combined company will operate under the name "Cinegram Digital Media Group, Inc."

The stockholders of Cinegram Media will become shareholders of New York Film Works, Inc., and their rights as shareholders will be governed by New York Film Works's amended articles of incorporation and New York Film Works's amended  bylaws.

Change in Board of Directors

Under the share exchange agreement, the board of directors,  will be increased to five members. Mr Gerald Cohen, former Chairman and director of the Corporation and Mr Raymond F Wright, Chairman and CEO of Cinegram Media will be appointed to the board and Messeurs Michael and Stephen Cohen will resign from the board.  Mr James B Witker II, outside director on the board of directors of Cinegram and two additional outside directors will be appointed to the board. Information on the three new Board members is as follows:

Raymond F Wright, age 63, is currently Chairman and Chief Executive Officer of Cinegram Media, Inc. a position he has held since November 1999. Prior to November 1999 and since the company’s founding in 1996, he provided services as Executive Vice President and Chief Financial Officer for the Company, while providing consulting services to other non related parties. Mr Wright has more than 30 years of experience as a senior corporate officer in both the US and international markets, in finance, information systems, stategic planning, and general management. Prior to 1996, he was employed by Tambrands, Inc. and Nabisco Brands, Inc. in various roles in the United States and abroad. He is a Canadian by birth and received his formal education in Canada. Mr Wright will become President and Chief Executive Officer after the completion of the share exchange.

Gerald Cohen, age 68, was a founder of New York Film Works and served as a director of that company from its formation in 1980 through October 1999. Mr. Cohen is an attorney and certified public accountant admitted to practice in the State of New York. From 1960 to the present, Mr. Cohen has practiced as an attorney under his own name. Mr. Cohen was graduated from Brooklyn Law School and Brooklyn College and has a Master's Degree in Accounting from the City University of New York

Mr James B Witker II, age 68, was a founder of Cinegram Media in 1996 and has continued as a director since its founding. Mr Witker provides consulting services to Cinegram in the area of intellectual property acquisition and other projects. Mr Witker has been chairman of the Tavistock Company, a book and education material publisher, of which he is the principal shareholder.

The change in membership of the Board represents a change in control of the corporation. The directors named above will be assuming control from the present directors, Michael V. Cohen and Stephen M. Cohen. In addition, Mr. Wright may for some purposes be regarded as being in control New York Film Works because he could acquire enough shares by exercising his options and converting the preferred stock he is to receive so that he would have a majority of the voting stock.

Meetings of the Board; committees of the Board

The Board of Directors held six meetings during the fiscal year ended October 31, 2001. New York Film Works does not have a standing audit, nominating or compensation committee of the Board of Directors. We expect that after completing the exchange we will establish at least an audit committee and a compensation committee, but we have not yet determined who will serve on those committees.

New York Film Works Market Price Information

New York Film Works common stock has been traded on the Electronic Bulletin Board under the symbol NYFW since April 2001. Cinegram Media common stock is not publicly traded.

Per Share Market Price Data

The following table sets forth, for the fiscal quarters indicated, the high and low sale prices per share of New York Film Works common stock as reported on the Electronic Bulletin Board:

	High	Low
Second Quarter ended April 30, 2001	$0.01	$0.005
Third Quarter ended July 31, 2001	$0.10	$0.005
Fourth Quarter ended October 31, 2001	$0.018	$0.005
First Quarter ended January 31, 2002	$0.025	$0.003

The above quotations reflect inter-dealer prices without retail mark-up, mark-down or commission and may not actually represent actual transactions. The closing prices per share of New York Film Works common stock as reported on the Electronic Bulletin Board on October 3, 2001, the last day business day on which the common stock was traded prior to public announcement that New York Film Works and Cinegram Media had entered into the share exchange agreement was $.005.  On _________, 2001, the last full trading day for which closing prices were available at the time of the printing of this document, the closing price of the New York Film Works common stock was $        .

New York Film Works and Cinegram Media have never paid cash dividends on their shares of capital stock. Under the share exchange agreement, each of New York Film Works and Cinegram Media has agreed not to pay cash dividends before the closing of the share exchange without the written consent of the other.  New York Film Works presently intends to retain future earnings, if any, for use in its business and has no present intention to pay cash dividends before or after the share exchange.

THE MEETING

Record date and outstanding shares

The record date for determining who is entitled to vote at the meeting is April ___, 2002. Only holders of record of New York Film Works common stock at the close of business on the record date are entitled to notice of the meeting and to vote at the meeting. As of the close of business on the record date, there were 91,000,000 shares of New York Film Works common stock outstanding and entitled to vote, held of record by approximately 1,157 shareholders. Each New York Film Works shareholder is entitled to one vote for each share of New York Film Works common stock held as of the record date.

On the record date, directors, executive officers and affiliates of New York Film Works as a group owned 40,227,952 shares of New York Film Works common stock. These shares constituted approximately 44.2% of all of the outstanding shares of New York Film Works common stock as of the record date. In addition the holders of 6,386,007 shares of New York Film Works common stock have indicated they intend to vote for approval of the proposals. Collectively, the holders of 46,613,959 shares of New York Film Works common stock, representing 51.2% of all of the outstanding shares of New York Film Works common stock as of the record date have indicated they intend to vote in favor of the proposals. Included in this number are Messrs. Gerald Cohen and Michael Cohen, president and a director, of New York Film Works, who between them own approximately 40 million shares. Other shareholders who have indicated they intend to vote for the proposals are family members and close acquaintances of the Cohens.

Vote and quorum required

The holders of a majority of the shares of New York Film Works common stock entitled to vote at the New York Film Works shareholders' meeting, present in person or represented by proxy, will constitute a quorum for the meeting. The vote of holders of a majority of the shares of New York Film Works common stock outstanding as of April ___, 2002, the record date, is required to approve the proposal to amend the certificate of incorporation. The vote of holders of a majority of the shares present and voting at the meeting is required to approve the stock option plan.

PROPOSAL # 1 - AMENDMENT OF CERTIFICATE OF INCORPORATION

This proposal would amend the Certificate of Incorporation as follows:

•

to change each 25 outstanding shares of the Corporation’s Common Stock, par value $0.001 per share into one share of Common Stock, par value $0.001 per share;

•

to reduce the authorized Common Stock of the Corporation to 50,000,000 shares of Common Stock, par value $0.001;

•

to change the name of the Corporation from New York Film Works, Inc. to Cinegram Digital Media Group Inc.;

•

to create a new class of Preferred Stock consisting of 2,000,000 shares, par value $0.001 per share, to designate 150,000 of the newly created shares as Series A Redeemable Convertible 8% Preferred Shares and to vest in the Board of Directors the authority to establish and designate additional series of Preferred Stock, to fix the number of shares therein, and the variations in the relative rights, preferences and limitations as between series;

The Certificate of Amendment is attached to this document as Annex B, and we urge you to carefully read this document in its entirety.

Vote required to authorize the Amendment to the Certificate of Incorporation of New York Film Works, Inc.

The vote of holders of a majority of the common stock outstanding is required to approve the amendment to the Certificate of Incorporation of the Corporation.

Collectively, the holders of 46,613,959 shares of New York Film Works common stock, representing 51.2% of all of the outstanding shares of New York Film Works common stock as of the record date have indicated they intend to vote in favor of Resolution # 1.

PROPOSAL # 2 - ESTABLISHMENT OF INCENTIVE STOCK OPTION PLAN

2001 Stock Option Plan

Description of plan

The following description of the stock option plans is qualified in its entirety by reference to the full text of the 2001 Incentive Stock Option Plan, a copy of which, is attached as Annex C to this information statement. Options granted under the plan may be either incentive stock options or non-statutory options.  In the discussion that follows, options that are issued under the plan but not intended to comply with IRS requirements for incentive stock options are called "non-statutory options."

Purpose. The purpose of the plan is to allow us to attract, retain and motivate key employees and other service providers who are important to the success and growth of our business, and to create a long-term mutuality of interest between our shareholders and those key employees by granting them options to purchase our common stock. The Board of Directors will have sole discretion to determine who is a key employee. Based on the expected staffing of the company immediately after the exchange, we expect that not more than 10 employees will be granted options under the plan. In addition, the Plan will recognize the options and warrants previously granted to Cinegram Media employees, directors, contractors and suppliers in recognition of their service to date.  Options granted under the plan may be either incentive stock options or non-statutory options. The Board of Directors administers the plan, either directly or by a committee consisting of two or more outside directors.

Option price and exercisability. Under the plan, options may be granted to our key employees and other service providers. The option price is to be fixed by the committee at the time the option is granted. If the option is intended to be an incentive stock option, the purchase price is to be not less than 100% of the fair market value of the common stock at the time the option is granted, or, if the person to whom the option is granted is the owner of 10% or more of our common stock, 110% of that fair market value. The committee is to specify when and on what terms the options granted to are to become exercisable. However, no option may be exercisable after more than 10 years from the date it was granted or five years from the date it was granted if it was granted to a holder of 10% or more of our common stock.

Maximum dollar amounts. For incentive stock options, the aggregate fair market value of the shares for which the options are exercisable for the first time during any calendar year may not exceed $100,000 unless this limitation has ceased to be in effect under the applicable section of the Internal Revenue Code.

Special provisions on exercisability. If there is a change of control of the company, all outstanding options become immediately exercisable in full. If an employee dies, or if he or she retires at or after age 65 or before age 65 with the consent of the committee, the option holder may exercise the options for a period of one year from the date he or she dies or retires. If the employee's employment terminates for reasons other than death or retirement, the options remain exercisable for three months after employment terminated unless termination was for cause. If the termination was for cause, all outstanding options are immediately canceled.

Number of options available. Following approval of the share exchange agreement with Cinegram Media, the board voted to adopt a share option plan providing for the issuance of up to 5,000,000 shares. However, no eligible individuals may be granted options for more than 500,000 shares in any calendar year. The option price and number of shares covered by an option will be adjusted proportionately in the event of a stock split, stock dividend, etc., and the committee is authorized to make other adjustments to take into consideration any other event which it determines to be appropriate to avoid distortion of the operation of the plan. If there is a merger or consolidation, option holders will be entitled to acquire the number and class of shares of the surviving corporation which they would have been entitled to receive after the merger or consolidation if they had been the holders of the number of shares covered by the options. If the Company is not the surviving entity in a merger and consolidation, the committee may in its discretion terminate all outstanding options, and if that happens option holders will have 20 days from the time they received notice of termination to exercise all their outstanding options.

Options to be granted on approval of the plan . Upon approval of the plan, (and the reverse split), and in accordance with  the share exchange agreement, options to acquire 2,088,666 shares will be issued in replacement of the options and warrants issued previously by Cinegram Media. The replacement options will have termination dates equal to the original Cinegram option or warrant (which dates are not later than five years from date of the share exchange agreement). In addition, options to acquire 350,000 shares will be granted to Messrs Gerald, Michael and Stephen Cohen in recognition of their services to date. The Option Exercise Price for the Cinegram options will range from $0.36 to $0.48 per share, on a post reverse split basis. The Cohen options are at $0.48 per share.

The table below shows the numbers of options to be granted to those who will be officers, directors or employees of New York Film Works upon completion of the share exchange. We are not able to determine what options, if any, may be granted in the future under the plan.

Option Table
Name	Number of securities underlying options granted	Percent of total options granted at closing	Exercise or base price ($/Sh)	Expiration dates
R.F. Wright, President and Chief Executive Officer (1)	722,335	30.6%	$0.48	5/14/02-3/31/07
“ “ “ “ ”	349,723	14.8%	$0.36	12/01/02-07/01/04
Gerald Cohen, Director	200,000	8.5%	$0.48	(2)
Michael Cohen, Vice President & Secretary/Treasurer	100,000	4.2%	$0.48	(2)
Harold Denstman, Vice President (1)	442,967	18.7%	$0.48	5/14/02-3/31/07
J.B. Witker	3,207	0.1%	$0.36	4/27/06
Executive Group (1)	1,615,026	68.3%	$0.44-$0.48	5/14/02-3/31/07
Non-Executive Director Group (1)	203,207	8.6%	$0.36-$0.48	4/27/06 (2)
Non-Executive Officer Employee Group (1)	545,869	23.1%	$0.48	10/29/02-3/31/07 (2)

(1)  Does not include additional options to be granted automatically to former officers, directors and employees of Cinegram, if Cinegram meets revenue and earnings targets for its earn-out. The maximum number of additional options that could be granted to these persons if the maximum number of earn-out shares are issued is 1,239,448, which would be distributed in proportion to the number shown above for those former Cinegram personnel.

(2)  Options to be issued to Gerald Cohen, a non-Executive Director, and Michael Cohen are to expire five years from the date the exchange is effected.

(3)  Options to be issued to employees of Cinegram are to have expiration dates corresponding with the expiration dates of their existing Cinegram options.

Term of plan and use of proceeds. The plan terminates 10 years from its effective date unless terminated earlier by the board of directors or the shareholders. Proceeds of the sale of shares subject to options under the plan are to be added to our general funds and used for our general corporate purposes.

Federal Tax Consequences. The grant of incentive options to an employee does not result in any income tax consequences. The exercise of an incentive option generally does not result in any income tax consequences to an employee if (i) the incentive options is exercised by the employee during his employment with New York Film Works or a subsidiary of, or within a specified period after termination of employment, and (ii) the employee does not dispose of shares acquired by exercising an incentive option within two years from the date of grant or one year after exercise, whichever is later. This time period is referred to as the holding period. However, the excess of the fair market value of the shares in of common stock as of the date of exercise over the option exercise price is includable in an employee’s alternative minimum taxable income in the year of exercise.

An employee who disposes of his incentive option shares before the end of the holding period described in the preceding paragraph generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount realized on the sale, over (b) the incentive option price. Any additional amount realized on an early disposition should be treated as capital gain to the employee, short or long term, depending on the employee’s holding period for the shares.

New York Film Works will not be entitled to a deduction as a result of the grant of an incentive option, the exercise of an the incentive option, or the sale of he incentive option shares after the holding period. If an employee disposes of incentive option shares in an early disposition, New York Film Works would be entitled to deduct the amount of ordinary income recognized by the employee.

The grant of non-statutory options will not result in the recognition of any taxable income by the optionee. An optionee will recognize ordinary income on the date of exercise of a non-statutory option equal to the excess, if any, of (i) the fair market value of the shares acquired as of the exercise date, over (ii) the exercise price. The income reportable on exercise of a non-statutory option is subject to federal income and employment tax withholding. Generally, New York Film Works will be entitled to a deduction in its taxation year within which the optionee recognizes compensation income in a corresponding amount.

Amendment of the Plan. The Board of Directors may amend the plan at any time in any way it wishes, or terminate the plan, without further approval of the shareholders except that shareholder approval will be required if any amendment would:

•

materially increase the number of securities issuable under the plan to persons who are subject to Section 16(a) of the Securities Exchange Act of 1934 (officers, directors and 10% or more shareholders); or

•

grant eligibility to a class of persons who are subject to Section 16(a) of the 1934 Act and are not included within the terms of the plan before the amendment; or

•

materially increase the benefits under the plan accruing to persons who are subject to Section 16(a) of the 1934 Act; or

•

require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Corporation’s securities then may be listed, the Internal Revenue Code or any other applicable law.

In addition, no suspension, termination, modification or amendment of the Plan may adversely affect any option previously granted, without the written consent of the recipient.

Except as specifically limited above, an amendment could increase the cost to the Film Works or alter the allocation of the benefits as between the persons and groups contained in the tabular benefits representation appearing above on page 25.

Executive Compensation

Summary Compensation Table

The following Summary Compensation Table sets forth all  compensation awarded to, earned by, or paid to the  Company's chief executive officer for all services rendered in all capacities to the Company and its  subsidiaries for the fiscal years ended October 31, 2001, 2000, and 1999,. No executive officer received compensation of more than $100,000 in any of those years.

					Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	Other Annual Compensation	Securities Underlying Options	All Other Compensation
Michael Cohen	2001	$82,808	-	-	-	-
	2000	77,481	-	-	-	-
	1999	69,938	-	-	-	-

On October 3, 2001, we issued  7.5 million shares of common stock to Gerald Cohen as compensation for services previously rendered to the Company. As of that date, the most recent closing price prior to the date of grant was $0.005.

Director Compensation

Directors do not receive any compensation for serving as directors.

Stock Options

No Stock options were granted to any officer or director during the year ended October 31, 2001, and no officer or director exercised any stock options during that period. No officer or director held an option to acquire any of the Company's securities as of the date of this information statement.

Stock Options to be Issued Upon Completion of Exchange

Upon completion of the exchange, the post-exchange officers and directors listed below will receive options to purchase the number of shares indicated at a price of $0.48 per share.

Optionee	Number of shares
Gerald Cohen	200,000
Michael Cohen	100,000
Stephen Cohen	50,000

In addition, officers and directors of Cinegram holding options under its incentive stock option plan will be issued, in replacement of the options previously granted to them by Cinegram, options to purchase the number of shares indicated below at the specified prices.

Optionee	Number of shares	Exercise price
Harold Denstman	442,967	$0.48
James B. Witker	3,207	$0.36
Raymond F. Wright	722,335	$0.48
“ “ “	349,723	$0.36
Hollis E. Wright	295,846	$0.48
“ “ “	131,487	$0.36

These options will expire at various times from May 2002 through July 2007.

Executive Compensation After Completion of Exchange

After completion of the exchange, Messrs. Wright and Dentsman will each be entitled to a salary of $125,000 per year as the Cinegram subsidiary's Chairman and President, respectively. In addition, each of them will participate in Cinegram's incentive compensation plan, which provides for the payment of incentive compensation of anywhere between 0% and 150% of a targeted amount established by the Board of Directors each year, with the percentage actually received to be dependent upon performance against established objectives. Michael Cohen, as President of the Film Works subsidiary, will be entitled to a salary of $110,000 per year.

Vote required to authorize the 2001 Stock Option Plan

The vote of holders of a majority of the common stock present and voting at the meeting is required to approve the 2001 Stock Option Plan.

Collectively, the holders of 46,613,959 shares of New York Film Works common stock, representing 51.2% of all of the outstanding shares of New York Film Works common stock as of the record date have signified their intention to vote in favor of Resolution # 2.

#

FINANCIAL INFORMATION

NEW YORK FILM WORKS, INC

Financial Information

INDEX TO FINANCIAL INFORMATION

New York Film Works Management's Discussion and Analysis Fiscal Years Ended October 31, 2001 and 2000 and Three Months ended January 31, 2002 and 2001

30

New York Film Works Financial Statements for Fiscal Years Ended October 31, 2001 and 2000 (Audited) and Three Months Ended January 31, 2002 and 2001 (Unaudited)

32

Cinegram Media Management's Discussion and Analysis Fiscal Years Ended December 31, 2001 and 2000

40

Cinegram Media Financial Statements for Fiscal Years Ended December 31, 2001 (Unaudited) and 2000 (Audited)

42

Unaudited Pro Forma Condensed Combined Financial Statements

67

#

New York Film Works Management's Discussion and Analysis

The following discussion of the financial condition and results of operation of our Company should be read in conjunction with the financial statements and notes thereto appearing elsewhere herein.

Fiscal Years Ended October 31, 2001 and 2000,

Results of Operations.

Fiscal year ended October 31, 2001 (the "fiscal year 2001") compared to fiscal year ended October 31, 2000 (the "fiscal year 2000").

Sales for our fiscal year 2001 were $1,278,851compared to Sales of $1,446,062 for our fiscal year 2000. Sales decreased by $167,811 or 11.6%. Sales were adversely affected by general business conditions and by the events of September 11, 2001. (Sales in the quarter ended October 31, 2001 were $107,403 below the same period of the previous year, or 64% of the decline for the full year). Our revenues were generated by sales to professional photographers, photographic editors of magazines and periodicals, and amateur photographers;  no single customer accounted for 10% or more of our revenues.

Cost of services sold (Cost of Sales) decreased from $936,529 to $929,208, or 0.8% compared to the decrease in sales revenues of 11.6%. Gross Margin declined from 35.2% of sales revenue to 27.3% of sales revenue. The variable portion of Cost of Services (materials, third party processing and labor costs) were reduced through management control as a percentage of Sales (0.8 percentage points). These cost reductions were offset by increases in the overhead components of rent, facility costs and depreciation. As a result of the reduction in sales and the impact of the increase in fixed cost components of Cost of Services, Gross margin declined by $160,490, or 31% from the prior year.

Selling and Marketing Expenses, increased by $19,305 from $123,835 for our fiscal 2000 to $143,140. The increase is principally attributable to increases in commission expenses and commercial rent tax. The increase in commission expense is a result of increased selling efforts in the face of the tight business conditions.

Administrative and General Expenses have increased by $21,316, or 6.3% from $337,683 for our fiscal year 2000 to $358,999 for our fiscal year 2001. The increases were in professional services relating to additional costs of the Companies public trading status. All other administrative expenses including administrative salaries were reduced.

Results of operations for 2001 amounted to a Net Loss of $148,238 compared to Net Income in 2000 of $50,491. The decline in profitability of $198,729 from 2000 to 2001 can be attributed to the reduced sales of $166,959, the increased costs of our facilities, the increase in the cost of obtaining sales and the added costs of complying with the requirements of a publicly traded company. Management is pursuing all opportunities to increase the business revenues of the Company and to reduce costs.

Results of Operations – Three Months ended January 31, 2002 and 2001

Results of Operations.  Total Sales for the quarter ended January 31, 2002 were $263,730 compared to sales in the prior year of $345,936. The decline of $82,206 reflected a general decline in business activity in the quarter, as well as the lingering effect of the September 11, 2001 disaster. Gross Margin declined by $63,951 versus the prior year principally as a result of the lower sales level. Variable costs of sales components were kept in line with sales, but the fixed components such as rent and utilities resulted in a decline in the gross margin percent. Selling and Marketing Expenses of $33,543 in the quarter were lower than last year by $3,005 reflecting the lower sales level. Administrative and General Expenses of $85,346 in the quarter were $7,802 lower than last year reflecting the lower sales level and productive efforts to reduce overheads.

Operating results in this year’s quarter resulted in a loss of  $67,357 compared to a loss in the corresponding quarter of the prior year of $13,262. The increased loss compared to the prior year results principally from the reduced sales level this year.

Liquidity and Capital Resources.

For the three months through January 31,2002 cash flow from operations was negative $33,218. Aggressive receivable collection efforts offset a portion of the loss from operations. Net cash flow for the quarter amounted to a negative $33,753, reducing cash balances to $77,195. In the corresponding quarter of the prior year, cash flow from operations was $32,723. Total cash flow last year was negative $38,724.

As at January 31, the Company had cash and cash equivalent balances of $77,195 compared to $110,948 at October 31, 2001. We believe we have sufficient cash resources and working capital to meet our requirements for the balance of the current fiscal year. However, any projections of future cash needs is subject to substantial uncertainty. We finance our operations primarily with existing capital and funds generated from operations.

Plan of Operations

The opinion of Cinegram's independent auditor for the last fiscal year expressed substantial doubt as to that company's ability to continue as a going concern. Based on the unaudited results and the projected results furnished to the Company by Cinegram Media, we anticipate that if the share exchange is completed, equity funding is achieved as planned, and if our due diligence confirms the information we have been furnished, the combined company should achieve profitability within the next 24 months. It should be noted, however, that to achieve those results we will need to obtain additional financing to continue development of new products, for marketing of products, for retirement of debt, working capital, and other purposes. It is the intention of management to raise equity capital as soon as practicable after completion of the share exchange and reverse stock split. If the proposed share exchange is not completed the outlook is much less favorable. In that case, until such time as the Company is able to obtain additional financing, it plans to limit its operations by conducting marketing efforts primarily on the basis of person-to-person contact and limiting expansion of its operations.

#

FINANCIAL STATEMENTS

New York Film Works, Inc.

Years Ended October 31, 2001 and October 31, 2000

Page

Report of Independent Certified Public Accountant

33

Consolidated Balance Sheets as of October 31, 2001 and 2000 (Audited) and January 31, 2002 and 2001 (Unaudited)

 34

Statement of Shareholders' Equity from October 31, 1998 through January 31, 2002

35

Statement of Profit and Loss for the years ending October 31, 2001 and 2000 (Audited) and January 31, 2002 and 2001 (Unaudited)

  36

Statement of Cash Flows for the years ending October 31, 2001 and 2000 (Audited) and January 31, 2002 and 2001 (Unaudited).

37

Notes to Financial Statements

38

#

DAVID SUSS

CERTIFIED PUBLIC ACCOUNTANT

271 MADISON AVENUE

SUITE 208

NEW YORK, NY 10016

(212) 883-1050

FAX (212) 601-5260

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

The Board of Directors

New York Film Works, Inc.

928 Broadway

New York, New York 10010

Gentlemen:

I have audited the accompanying Balance Sheet of New York Film Works, Inc., as of October 31, 2001 and 2000, and the related Statements of Profit and Loss, shareholders' Equity, and Cash Flows for the years ended October 31, 2001, and 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. These standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New York Film Works, Inc. as of October 31, 2001, and 2000, and the results of its operations and its cash flows for the years ended October 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.

Respectfully submitted,

/s/ David Suss

David Suss, CPA

January 31, 2002

New York, N.Y.

#

NEW YORK FILM WORKS, INC.

BALANCE SHEET

AS OFOCTOBER 31, 2001 (AUDITED) AND JANUARY 31, 2002 (UNAUDITED)

ASSETS

	October 31, 2001	January 31, 2002
Current Assets:
Cash and Cash Equivalents - Note 1	$ 110,948	$ 77,195
Accounts Receivable-Net of allowance for doubtful accounts of $7,000 and $7,000	101,053	71,135
Inventory-Note 1	12,888	12,957
Prepaid Expenses	9,020	7,350
Total Current Assets	233,909	186,637

Property, Plant and Equipment:

Machinery and Equipment	1,752,948	1,752,948
Furniture and Fixtures	189,048	189,583
Leasehold Improvements	436,180	436,180
Total	$2,378,176	2,378,711

Less: Accumulated Depreciation	2,261,553	2,265,533

Property, Plant and Equipment-Net	$ 116,623	113,178

Other Assets:

Security Deposits	32,058	32,058
Total Assets:	$ 382,590	$ 313,873

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:

Notes Payable-Shareholders	15,000	15,000
Accounts Payable	30,441	23,744
Accrued Expenses	34,015	39,352
Total Current Liabilities:	$ 79,456	78,096

Shareholders' Equity:

Common Stock-$.001 Par Value 120,000,000 Shares Authorized; 91,000,000 Shares Issued and Outstanding	91,000	91,000
Capital in Excess of Par	3,271,808	3,271,808
Retained Earnings (Deficit)	(3,059,674)	(3,127,031)

Total Shareholders' Equity	303,134	235,777

Total Liabilities and Shareholders' Equity	$ 382,590	$ 313,873

#

NEW YORK FILM WORKS, INC.

STATEMENT OF SHAREHOLDERS' EQUITY

FROM NOVEMBER 1, 1998 TO JANUARY 31, 2002

	Number of Shares	Value at par	Additional Paid in Capital	Accumulated Deficit	TOTAL
Balance-November 1, 1998	83,500,000	$ 83,500	$3,260,558	$(3,057,454)	$286,604

Net Income (Loss)
Y/E 10/31/99				95,527	95,527

Balance-October 31, 1999	83,500,000	83,500	3,260,558	(2,961,927)	$382,131

Net Income (Loss)
Y/E 10/31/00				50,491	50,491

Balance-October 31, 2000	83,500,000	$83,500	$3,260,558	$(2,911,436)	$432,622

Year Ended October 31, 2001

Shares Issued for Services	7,500,000	7,500	11,250		18,750

Net Loss for the Year				(148,238)	$ (148,238)

Balance-October 31, 2001	91,000,000	$91,000	$3,271,808	$(3,059,674	$ 303,134

Net Loss Quarter Ended Jan. 31, 2002				(67,357)	(67,357)

Balance-January 31, 2002	91,000,000	$91,000	$ 3,271,808	$ (3,127,031)	$235,777

#

NEW YORK FILM WORKS, INC.

STATEMENT OF PROFIT AND LOSS

FOR THE YEARS ENDING OCTOBER 31, 2001 AND 2000 (AUDITED) AND THREE MONTHS ENDED JANUARY 31, 2002 AND 2000 (UNAUDITED)

	Year ended Oct. 31	Three mos. ended Jan. 31
	2001	2000	2002	2001

Sales	$1,278,251	$ 1,446,062	263,730	345,936

Cost of Sales	929,208	936,529	213,886	232,141

Gross Profit	349,043	$ 509,533	49,844	113,795

Operating Expenses:

Selling and Marketing	143,140	123,835	33,543	36,548

General and Administrative	358,999	337,683	85,346	93,148

Total Operating Expenses	$ 502,139	$ 461,518	118,889	129,696

Net Income/(Loss) from Operations	$ (153,096)	48,014	$(69,045)	$(15,901)

Interest Income	4,858	2,476	1,688	2,639

Earnings/(Loss) Before Income Tax	$(148,238)	$ 50,491	$(67,357)	$(13,262)

Income Tax	-	-	-	-

Net Income/(Loss)	$(148,238)	50,491	$ (67,357)	$(13,262)

Earnings Per Share	$ (0.00)	$0.00	$ 0.00	$ 0.00

Weighted Average Number of Shares	84,075,342	83,500,000	91,000,000	83,500,000

#

NEW YORK FILM WORKS, INC.

STATEMENT OF CASH FLOWS

FOR THE YEARS ENDING OCTOBER 31, 2001 AND 2000 (AUDITED) AND THREE MONTHS ENDED JANUARY 31, 2002 AND 2001 (UNAUDITED)

	Year ended Oct. 31		Three mos. ended Jan. 31
	2001	2000	2002	2001
Cash Flows from Operations

Net Income/(loss)	$ (148,238)	$ 50,491	$ (67,357)	$ (13,263)

Depreciation	19,483	16,558	3,980	-

Shares issued for Services	18,750	-

Increase (Decrease) in Cash from:

Accounts Receivable	27,363	24,717	29,918	4,170

Inventory	607	(1,584)	(70)	89

Prepaid Expenses	(921)	5,502	1,670	(4,243)

Accounts Payable	9,038	(15,447)	(6,697)	(11,411)

Accrued Expenses	(1,957)	2,696	5,338	(8,065)

Cash Flow from Operations	$(75,874)	82,933	$ (33,218)	$ (32,723)

Cash Flows from Investing Activities

Purchase of Property and Equipment	(25,503)	(24,318)	(535)	(6,001)

Cash Flows from Investing Activities	$ (25,503)	$(24,318)	$ (535)	$ (6,001)

Cash Flows from Financing Activities

Notes Payable - Shareholder	15,000	(28,458)	-	-

Cash Flow from Financing Activities	15,000	(28,458)	-	-

Increase (Decrease in Cash)	(86,377)	30,157	$ (33,753)	$ (38,724)

Cash Beginning of Period	197,326	167,169	110,948	197,326

Cash End of Period	$ 110,949	$ 197,326	$ 77,195	$ 158,602

#

NEW YORK FILM WORKS, INC.

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2001 AND 2000

NEW YORK FILM WORKS, INC.

1) New York Film Works, Inc., a New York corporation, provides film processing, film finishing and image-conversion and related services to professional photographers, corporate and institutional clients and to the amateur photography market. The Company operates full service dark-room/laboratory facilities and retail photography services at its facility at 928 Broadway in New York City.

2) Summary of Significant Accounting Policies

These Financial Statements have been prepared in accordance with Generally Accepted Accounting Principles. The preparation of Financial Statements in accordance with Generally Accepted Accounting Principles requires management to make estimates and choices in the application of the accounting principles.

a) Cash and Cash Equivalents: The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

b) Accounts Receivable Allowances: Accounts Receivable Balances are reviewed on a regular basis and an allowance is made for doubtful accounts.

c) Inventories: Inventories consist of supplies and raw materials, and are stated at the lower of cost or market, on a first-in, first-out basis.

d) Property, Plant and Equipment: Fixed Assets are recorded at cost. Additions, renewals and improvements, unless of relatively minor amounts, are capitalized. Expenditures for maintenance and repairs are expensed as incurred.

e) Depreciation: For financial reporting, depreciation and amortization are provided on the straight-line method over the following estimated useful lives:

Leasehold Improvements

- 10 years.

Machinery and Equipment

- 10 years

Furniture and Fixtures

-  7 years

f) Revenue Recognition: Sales Revenues are recognized when the services are performed and a photographic service or product is delivered to the customer. Sales are made to corporate and individual customers at the Company’s facility. Terms of sale are cash and/or credit card, or for established accounts on net 30 day terms; the company’s revenues are about 50% from cash/credit card sales and about 50% net 30 day terms. Credit card sales are recorded at time of delivery and outstanding credit card receipts due from the credit card processing facility (usually within five days) are included in accounts receivable.

g) Expense Categorization: Cost of Sales includes expenses such as laboratory processing labor, materials consumed, rent and other facility costs, and depreciation of machinery and equipment. Selling and Shipping Expenses include costs to gain revenues and to deliver products to customers. Included are costs of sales commissions, store expenses, advertising, promotion expenses, and other related expenses. All other expenses are included in General and Administrative Expenses.

h) Advertising: Advertising and promotion expenses (which are not material) are expensed as incurred.

i) Income Taxes: The Company provides for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109 “Accounting for Income Taxes”. The Company has incurred losses for income tax purposes, and accordingly, no provision for income tax is recorded in the accounts. The Company has available net operating loss carry-forwards of approximately $2,450,000. As there is not sufficient certainty of future taxable income, the potential deferred tax asset arising from the ability to carry forward tax losses has been offset by a reserve and accordingly no deferred tax asset is reflected in the Financial Statements.

3) Bankruptcy: The Company entered into bankruptcy under Chapter 11 of Federal Bankruptcy Laws 8/25/92. The Company was discharged from Chapter 11 of Federal Bankruptcy 8/2/96. The Company’s assets were greater than the total of all post-petition liabilities and claims and there was no change in control as a result of the process. Accordingly, the provisions of SOP 90-7 with respect to “fresh-start reporting” did not apply.

4) Transactions with Principal Officers and/or Stockholders: During the fiscal year, a Principal Stockholder provided consulting services with a value of $18,750 to the Company with respect to strategic planning and future directions for the Company. The Principal Stockholder agreed to accept 7,500,000 common shares of the Company in lieu of cash payment for such services. Additionally, the Stockholder provided a short-term loan of $15,000 in the form of a four-month note payable bearing interest at ten percent (10%) per annum.

5) Rental Commitment: The Company leases its store, laboratory and office facilities at 928 Broadway, New York City under a renewal of its prior lease; the current renewal expires February 28, 2006. Annual rents under the lease amount to $314,400 for the year through February 28, 2002, $328,800 through February 28, 2003, $343,200 through February 28, 2004, $357,600 through February 28, 2005, and $372,000 through February 28, 2006.

6) Capital Stock: The authorized capital of the Company consists of a single class of common shares, with a par value of $0.001 per share. During the fourth quarter of fiscal 2001, 7,500,000 shares were issued in lieu of cash payments for services rendered by a Principal Stockholder.

7) Warrants and Stock Options

The Company has issued no warrants and/or options to purchase common stock of the Company.

8) Share Exchange Transaction/Change of Capital Structure:

a) On October 10, 2001, the Board of Directors approved a Share Exchange Agreement with the shareholders of Cinegram Media, Inc., a Summit NJ based private company engaged in the publishing and development of interactive multi media products and digitally produced fine art reproductions. The Company has filed a preliminary Information Statement under Section 14C of the Securities Exchange Act of 1934. The following information is provided as a brief summary of the implications of the Share Exchange Agreement. Full details of the Exchange Agreement including the proposed Amendments to the Certificate of Incorporation, financial information on Cinegram Media, Inc. and pro-forma financial information reflecting the results of the Share Exchange Agreement are being sent to Shareholders and is available from the Company or through the Internet at www.sec.gov. Cinegram has completed its development phase and is planning to carry out operations upon the completion of equity financing. The Board of Directors of the Company have concluded that the future prospects of Cinegram will provide the Company a better opportunity to grow revenues and profits than other options. The Share Exchange Agreement will be effected by the issuance of common shares by the Company to the current shareholders of Cinegram and will result in the current shareholders of Cinegram owning in aggregate the majority of stock in the Company (initially 65%). Further shares my be issued if Cinegram achieves certain performance targets. Options to acquire shares of the Company’s stock will also be issued to the Cinegram shareholders; the exercise price of such options are such that the issue of such options will not be dilutive.

b) As a necessary step in the completion of the Share Exchange Agreement, the Company must amend its Certificate of Incorporation to effect a reverse-split (1 for 25) of the Company’s outstanding stock, will create a new class of Preferred Shares, the terms of which may be established by the Board of Directors, will designate a first Series A Preferred stock that will be convertible into shares of the Company and will create an Incentive Stock Option Plan. Such changes to the Certificate of Incorporation can only be effected through approval of a majority of the shares of the Company being voted in favor of such change at a meeting of stockholders. A meeting of Stockholders will be convened as soon as practicable after acceptance by the SEC of the 14C Information Statement prepared for mailing to Shareholders.

c) Pursuant to the provisions of Statement of Financial Accounting Standards No. 141, the Share Exchange Transaction will be accounted for as a “reverse acquisition”, resulting in the Company being accounted for as the “acquired company”.

#

Cinegram Media, Inc.

Management Discussion and Analysis

The following discussion of the results of operations and financial condition of Cinegram Media Inc. should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this document.

Year Ended December 31, 2001 compared to December 31, 2000.

Results of Operations

Year Ended December 31, 2001 compared to Year Ended December 31, 2000.

Sales for the year 2001 were $158,661, down $91,264 or 36% from the prior year. Sales of RedShift 4 launched in the fourth quarter of 2000 were disappointing in 2001. Aggressive spending by competitors  and our lack of funds to commit to support of the product were the main factors. Shipments of our other new products (Anne Frank House, Exploring the Planets, and Atlas of the Solar System) generated incremental sales in 2001, however, our lack of funds also prevented us from exploiting their potential. We were not able to complete and launch other products as planned during the year. We remain confident that we have desirable products and that with adequate market support we will be able to achieve anticipated sales targets.

Cost of Goods Sold in 2001 were disproportionately high compared to 2000 as a result of a different mix of products sold in 2001 compared to 2000. Cost of Goods Sold related directly to product sales amounted to 52% of sales compared to 39% in 2000. Inventory and Royalty Cost Write Offs includes minimum royalty commitments and writing off of inventory for certain products.

Selling, Marketing and Distribution Costs at $437,458 were $140,244 lower than last year. A reduction in market support spending of $126,000 is the principal difference between the years.

Administrative and General Expenses were down $52,100 from 2000. Compensation of principals (accrued but not paid) accounted for $58,437 of this reduction. Included in the 2001 amount is a provision of $30,000 as Cinegram’s expected portion of the cost of the Share Exchange transaction.

The reduction in Selling, Marketing and Distribution Costs and Administrative and General Expenses totaled $192,000; these reduction were offset by the sales shortfall of $103,000, net of  the increase in Cost of Goods Sold, resulting in a net reduction in Net Operating Loss of $130,000.

Interest expense increased $38,000 over the prior year. Cash interest expense amounted to $109,000 in 2001 compared to $177,000 in 2000. Non-cash interest consists primarily of the accrual of interest on debt owing to stockholders.

Net Loss for the Year amounted to $1,635,000 this year, a reduction of $92,000 from 2000. Loss per share was $0.88 per share in 2001 compared to $1.90 in 2000, mainly reflecting the increase in the average number of shares outstanding.

Liquidity and Capital Resources

Year Ended December 31, 2001 compared to Year Ended December 31, 2000.

Cash Used for Operations dropped from $1,416,231 in 2000 to $295,684 in 2001. The principal change from 2000 to 2001 is in Prepaid Expenses and in Accounts Receivable and Inventory. During 2000, the Company acquired rights to two major properties – RedShift 4 and Anne Frank House, as well as other properties. Acquisition of these licenses require up front payment of future royalties, which are recorded as Prepaid Royalties. Due to the lack of funding, the Company was not able to pursue any major license properties in 2001. In 2000, Accounts Receivable and Inventory both increased ($197,000 combined) as the Company completed and launched three major products. During 2001, the Company has not been able to aggressively pursue sales resulting in a reduction of Accounts Receivable and Inventory of $219,000. Software Development Costs were also reduced in 2001 due to lack of available funds.

During 2001, the current Stockholders provided $232,000 in financing, compared to $1,595,000 in 2000.

As noted in Note 3 to the Financial Statements, the Company’s Stockholder’s Deficit of $5,228,261 and negative working capital of $2,313,597 raise substantial doubt about the Company’s ability to continue as a going concern.

The Company continues to actively seek re-capitalization. During 2001, the Company pursued several funding alternatives. In August, the Company entered into an agreement with Zeus Group, Inc. to raise equity funds and interim bridge financing. In October, the Company and its Shareholders entered into an agreement with New York Film Works, Inc. in which Cinegram will become a wholly owned subsidiary of New York Film Works and the shareholders of Cinegram will become the majority shareholders of New York Film Works. A major purpose of this agreement is to provide a vehicle for the raising of needed capital for Cinegram.

#

CINEGRAM MEDIA, INC. AND SUBSIDIARY

AUDITED FINANCIAL STATEMENTS FOR YEAR ENDED DECEMBER 31, 2000

CONTENTS

Page

Independent Auditors' Report

43

Consolidated Financial Statements:

Balance Sheet

44

Statement of Operations

45

Statement of Changes in Stockholders' Deficiency

46

Statement of Cash Flows

47

Notes to Consolidated Financial Statements

49-56

#

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders

Cinegram Media, Inc. and Subsidiary

Summit, New Jersey

We have audited the accompanying consolidated balance sheet of Cinegram Media, Inc. and Subsidiary, (a Delaware corporation) (the "Company") as of December 31, 2000, and the related consolidated statements of operations, changes in stockholders' deficiciency, and cash flows for the year ended December 31, 2000.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2000 and the results of its operations and its cash flows for the years ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the consolidated financial statements, the Company has suffered recurring losses from operations, has a stockholders' deficiency of $4,093,129 and current liabilities exceed current assets by $4,139,421.  These matters raise substantial doubt as to the Company's ability to continue as a going concern.  Management's plans in regard to these matters are also discussed in Note 3.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ SOBEL & CO., LLC

Certified Public Accountants

March 21, 2001,

except for Note 18 as to which the date is March 27, 2001

Livingston, New Jersey

#

CINEGRAM MEDIA, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2000

ASSETS
CURRENT ASSETS:
Accounts receivable, net of allowances of $40,650	$ 178,645
Inventories	222,872
Prepaid expenses and deposits	32,669
Total Current Assets	434,186

FIXED ASSETS:
Office equipment	28,349
Accumulated depreciation	(27,346)
Fixed Assets, net	1,003

OTHER ASSETS:
Program development costs, net	442,171
Prepaid royalties	490,861
Total Other Assets	933,032

TOTAL ASSETS	$1,368,221

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITIES:
Line of credit	$1,731,499
Short-term loans	45,519
Accounts payable and accrued expenses	583,778
Accrued interest – Director	551,415
Notes and debenture payable – current	790,500
Officer compensation and stockholder advances	870,896
Total Current Liabilities	4,573,607

LONG-TERM LIABILITIES:
Notes and debenture payable	600,000
Due to stockholder	287,743
Total Long-Term Liabilities	887,743

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY:
Common shares - class A - par value $0.01, 1,750,000 shares authorized; 1,455,637 issued and outstanding	14,556
Common shares - class B - par value $0.01, 750,000 shares authorized; 152,250 issued and outstanding	1,523
Additional paid-in capital	1,126,958
Accumulated deficit	(5,236,166)
Total Stockholders' Deficiency	(4,093,129)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	$1,368,221
The accompanying notes are an integral part of these consolidated financial statements.	#

CINEGRAM MEDIA, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31
2000

PRODUCT SALES	$ 249,925

COST OF GOODS SOLD	(98,325)

INVENTORY & ROYALTY WRITE OFFS	(134,912)

SELLING, MARKETING AND DISTRIBUTION COSTS	(577,702)

ADMINISTRATIVE AND GENERAL EXPENSES	(725,668)

NET OPERATING LOSS	(1,286,682)

INTEREST EXPENSE	(440,557)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(1,727,239)
PROVISION FOR INCOME TAXES	-

NET LOSS	$(1,727,239)

LOSS PER COMMON SHARE	$(1.90)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	909,515

The accompanying notes are an integral part of these consolidated financial statements.	#

CINEGRAM MEDIA, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY

YEARS ENDED DECEMBER 31, 2000

	Common Shares, $0.01 par value
	Class "A" Voting		Class "B" Non-Voting		Additional		Total
					Paid-in	Accumulated	Stockholders'
	Number	Value	Number	Value	Capital	Deficit	Deficiiency

BALANCE, December 31, 1999	671,350	6,713	58,250	583	601,332	(3,508,927)	(2,900,299)

Shares issued: Cash sales	500,000	5,000	-	-	495,000	-	500,000
Cash option exercise	282,287	2,823	58,000	580	30,626	-	34,029
Services rendered	2,000	20	36,000	360	-	-	380

Net loss, 2000	-	-	-	-	-	(1,727,239)	(1,727,239)

BALANCE, December 31, 2000	1,455,637	$14,556	152,250	$1,523	$1,126,958	$(5,236,166)	$(4,093,129)

The accompanying notes are an integral part of these consolidated financial statements.	#

CINEGRAM MEDIA, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

Year Ended December 31
2000
CASH FLOWS PROVIDED BY (USED FOR):
OPERATING ACTIVITIES:
Net loss	$(1,727,239)
Adjustments to reconcile net loss to net cash used for operating activities:
Depreciation	7,783
Amortization of development costs	12,909
Write-off of investment	26,331
Equity in affiliated companies	2,934
Officer compensation	318,875
Shares in lieu of cash	380
Changes in certain assets and liabilities:
(Increase) decrease in:
Accounts receivable	(95,316)
Inventory	(102,253)
Prepaids and deposits	(434,901)
Increase (decrease) in:
Accounts payable and accrued expenses	574,266
Net Cash Used for Operating Activities	(1,416,231)

INVESTING ACTIVITIES:
Equipment leases	(1,651)
Software development costs	(223,703)
Investment in affiliated companies	-
Net Cash Used for Investing Activities	(225,354)

FINANCING ACTIVITIES:
Long-term borrowings	300,000
Debt borrowings	45,519
Advances from stockholder	433,500
Stockholder guaranteed bank loans	327,698
Share capital activity	534,029
Net Cash Provided by Financing Activities	1,640,746

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(839)

CASH AND CASH EQUIVALENTS:

Beginning of year	839

End of year	$ -

The accompanying notes are an integral part of these consolidated financial statements.	#

CINEGRAM MEDIA, INC. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

NOTE 1  -  NATURE OF BUSINESS:

Cinegram Media, Inc. and Subsidiary (the "Company"), a Delaware corporation, develops and publishes content-rich, interest-specific Interactive Multimedia Programs (Programs) for the general interest and educational markets.  Generally, the Programs are developed under exclusive licenses.  Through a subsidiary incorporated by the Company, History Treasures.com, Inc., the Company is developing an Internet business to provide products, services and information on history themes based on its relationships with intellectual property owners.

NOTE 2  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Accounts Receivable Allowances:

The Company utilizes the reserve method of accounting for doubtful accounts and sales returns.  The reserves are based on management's evaluation of outstanding accounts receivable at the end of the year.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Inventories:

Inventories, which consist of finished goods, are valued at the lower of cost (first-in, first-out) or market.  The Company reviews inventory for impairments to net realizable value whenever circumstances warrant.

Fixed Assets and Depreciation:

Office equipment is stated at cost.  Maintenance and repairs are expensed as incurred, while betterments are capitalized.  Depreciation is computed using the straight-line method over their estimated useful lives of three years.

Program Development Costs:

The costs of development of Programs and Interactive Picture-Paks (IPP) are capitalized and amortized against the first forty-eight months of sales for Programs and thirty-six months of sales for IPP's.  The Company reviews Program development costs for impairments to net realizable value whenever circumstances warrant.

Revenue Recognition:

Revenue is recognized when products are shipped unless the terms of sale are on consignment basis in which case revenue is recognized when the product is sold by the consignment customer.

Concentration of Credit Risk:

Sales and accounts receivable are from a relatively small number of distributors of the Company's products.  The Company closely monitors extensions of credit.

Loss Per Common Share:

Loss per common share is determined by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the year.  Diluted loss per share is not presented since giving effect to potential common shares would be anti-dilutive.

Income Taxes:

The Company provides for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109 "Accounting for Income Taxes".  SFAS 109 requires an asset and liabilities based approach in accounting for income taxes.  Deferred income tax assets and liabilities are recorded to reflect the tax consequences on future years of temporary differences of revenue and expense items for financial statement and income tax purposes.

Advertising:

Advertising and promotion costs are expensed as incurred.

Cost of Goods Sold:

Cost of goods sold consist of replication and packaging costs, amortization of development costs, freight out on sales, and royalty expense.

Selling, Marketing and Distribution Costs:

Selling, marketing and distribution costs include advertising and promotion, sales commissions, distributor fees and warehousing costs.

Administrative and General Expenses:

Administrative and general expenses consist of salaries, related employee benefits, travel, office expenses, professional services, rent, depreciation, communications, and insurance.

Shipping and Handling Costs:

Shipping and handling costs paid by customers are included in Revenues.  Actual costs for shipping and handling are included as a component of cost of goods sold.

Prepaid Royalty Payments:

Prepaid royalties consist of payments made by the Company to obtain licenses and rights to use artistic values. These costs are capitalized and amortized over the shorter of their useful life or the term of the licenses, which approximate five years.

Consolidated Financial Statements:

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary.  All significant intercompany transactions and balances have been eliminated upon consolidation.

Investment in Affiliate:

The Company's investment in a joint venture, is carried at cost.  Such investment is adjusted for any profits or losses of the joint venture.

NOTE 3  -  GOING CONCERN:

The accompanying financial statements have been prepared assuming the Company is a going concern which assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business.  The Company has suffered recurring losses from operations, has a stockholders' deficiency of $4,093,129 and current liabilities exceed current assets by $4,139,421.  These factors raise substantial doubt about the Company's ability to continue as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount of liabilities that might be necessary should the Company be unable to continue in existence.  Continuation of the Company as a going concern is dependent upon:

a)

achieving profitable operations,

a)

further financial funding to complete development of the Programs,

b)

acquiring further content bases, and

c)

the successful execution of its business plan.

Management's plans to achieve profitability include developing new products, obtaining new customers and content bases and increasing sales to existing customers.  Management also plans to raise additional capital through equity issuance or other types of financing.

NOTE 4  -  TRANSACTIONS WITH PRINCIPAL OFFICERS/STOCKHOLDERS:

Certain services being provided and costs being incurred by the principal officers/stockholders are being recorded by the Company as incurred.  There are no fixed repayment terms and payment will be made when it is determined by the Company that funds are available.  Certain expenses incurred by the initial founders had been recorded as an obligation of the Company and were included in deferred stockholder expenses.  During 2000, the Company deferred $301,800 related to officer compensation and $263,174 related to interest.  Also during 2000, the majority stockholder advanced the Company $433,500.

At December 31, 2000, the balance sheet includes amounts due to stockholders as follows:  accrued interest $551,415, notes and debenture payable - current $790,500, officer compensation and stockholder advances $870,896, notes and debenture payable $600,000 and due to stockholder $287,743.

NOTE 5  -  INCOME TAXES:

As of December 31, 2000, the Company has available, on a federal tax basis, net operating loss carryforwards of approximately $4,290,000 which expire at varying amounts through 2020.  The net operating loss carryforwards result in deferred tax assets of approximately $1,460,000 at December 31, 2000; however, a valuation reserve has been recorded for the full amount due to the uncertainty of realization of the deferred tax assets.

NOTE 6  -  LINE OF CREDIT AGREEMENT:

The Company has entered into a line of credit agreement aggregating $1,700,000 with Merrill Lynch Business Financial Services Inc. (the ML Line).  The ML Line bears interest at 3% over the 30-Day Commercial Paper Rate, and averaged about 9.5% during 2000.  The line of credit is guaranteed by certain stockholders of the Company and the Company is obligated to pay a fee equal to 3% of the amount borrowed under the ML Line to those stockholders as compensation for such guarantee.  During June 2000, an investor, as guarantor, was granted a five year option to acquire 41,000 class B non-voting shares of the Company's stock at an exercise price of $1.00 per share.  In November 2000, the ML Line of Credit was increased to $1,700,000 from $1,540,000 and a stockholder provided an additional guarantee to facilitate such increase; the stockholder will be paid a fee of 3% of the increase and was issued 6,000 shares of the Company's class B non-voting common shares and a five year option to acquire 6,000 shares of the Company's class B non-voting shares of the Company at an exercise price of $1.00 per share.

At December 31, 2000, the Company is overdrawn under the ML line by $31,499.

The Company also has a line of credit aggregating $50,000 with a financial institution.  At December 31, 2000, $45,519 is outstanding under this line of credit.  This line of credit bears interest at prime plus 4%.  This line of credit is guaranteed by a stockholder.

NOTE 7  -  COMMON STOCK:

The authorized capital of the Company consists of two classes of common shares, each with a par value of $0.01 per share - a class A fully voting share and a class B common share that has voting rights only in limited circumstances.  In June 2000, the Board of Directors increased the authorized number of class A shares to 1,750,000, kept the authorized capital for the class B shares at 750,000 shares and restated the par value for both classes to $0.01 per share. During 2000, 500,000 class A shares were issued for $500,000 cash consideration and 36,000 class B shares were issued as additional consideration for providing a guarantee on a line of credit for the Company.  At December 31, 2000 1,455,637 class A shares and 152,250 class B shares were issued, fully paid and non-assessable.

NOTE 8  -  WARRANTS AND STOCK OPTION PLAN:

The Company has issued warrants and/or options to purchase stock to certain officers, employees, investors and suppliers.  The warrants are exercisable at any time within five years of their issue, subject to certain vesting provisions.  In 1999, the Company developed and implemented an Incentive Compensation Plan for its officers and employees whereby, the officer or employee would be granted options to purchase shares in the Company based upon attainment of predetermined performance goals.  The following table outlines warrants/options issued through December 31, 2000.

Warrants/Options on:		Weighted Average Exercise Price:
A Shares	B Shares	A Shares	B Shares

Outstanding at December 31, 1999	386,087	227,726	$0.26	$0.53

Granted in 2000	20,000	-	$1.00	-
Granted in 2000	2,000	-	$0.10	-
Granted in 2000	-	210,650	-	$1.00
Granted in 2000	-	41,000	-	$0.50
Exercised in 2000	(282,287)	(58,000)	$0.10	$0.10
Canceled in 2000	-	(40,853)	-	$1.00
Canceled in 2000	-	(30,000)	-	$0.10
Canceled in 2000	-	(10,000)	-	$0.50

Outstanding at December 31, 2000	125,800	340,523	$0.74	$0.87

Weighted average remaining
contractual life at December 31, 2000	3.8 years	4.0 years

As at December 31, 2000, all of the warrants/options on the A shares and 270,923 warrants/options on the B shares were fully vested and exercisable. The Weighted Average Exercise Price and the Weighted Average remaining contractual life of the vested warrants/options on the “B” shares was $0.84 and 3.6 years.

The Company follows Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB25).  The option exercise price under the Stock Option plans equals or exceeds the fair market value of the common shares on the date of grant and, accordingly, no compensation cost has been recognized under the provisions of APB25 for stock options.

The Company adopted the disclosure-only provisions of SFAS 123, "Accounting for Stock-Based Compensation" for stock options issued.  Under SFAS 123, compensation cost is measured at the grant date based on the value of the award and is recognized over the service (or vesting) period.  The fair value of each option grant (22,000 A shares and 251,650 B shares) estimated on the date of grant using the Black-Scholes option - pricing model with the following weighted average assumptions used for grants, expected volatility of 30%; risk-free interest rate of 6%; and expected lives of 4.5 years, was nil.

Had compensation cost for the Company's stock option plan been recognized based on the fair value at the grant date for awards consistent with the provisions of SFAS 123, the Company's net loss and loss per share for the years ended December 31, 2000 on a proforma basis would have been the same as reported in the historical financial statements.

NOTE 9  -  NOTES AND DEBENTURE PAYABLE:

a) Series "A" three year notes payable, with interest at 12% per annum, payable quarterly, due December 1, 2001	$ 640,500
b) Series "B" three year notes payable, with interest at 12% per annum, payable quarterly, due August 1, 2001	150,000
c) Series "C" three year notes payable, with interest at 12% per annum, payable quarterly, due July 1, 2002	300,000

All of the above notes are held by the majority stockholder.  Interest on the notes has been accrued, but has not been paid.  The majority stockholder has agreed to accrue interest until adequate funds are available.

In November 2000, the majority stockholder agreed to defer payment of the principal of the Series A Three Year Note due on December 1, 2000 for a further one year period in exchange for a five year option to acquire 64,050 class B non-voting common shares at an exercise price of $1.00 per share.

d) Debenture Payable: interest at 12% per annum, payable quarterly, due October 31, 2002	300,000

During October 2000, a stockholder provided a loan of $300,000 to the Company; terms and conditions of the loan agreement include: interest payable quarterly at 12% per annum; the issuance of 30,000 class B non-voting common shares of the Company; a five year option to acquire 30,000 class B non-voting shares of the Company at an exercise price of $1.00 per share; and security in the form of a debenture on the assets of the Company and a commercial collateral assignment of a license agreement.

Total Notes and Debenture Payable	1,390,500
Less: current portion	790,500
$ 600,000

Notes and debenture payable mature as follows:

YEAR

2001

$   790,500

2002

     600,000

$1,390,500

Interest accrued on the notes and debenture payable at December 31, 2000 totalled $551,415.  Such amount is shown on the balance sheet as accrued interest.

NOTE 10  -  CONCENTRATION OF RISKS:

The Company sells to one significant customer.  This customer accounted for approximately 60% of the Company's sales in 2000.  This customer accounts for approximately 95% of total accounts receivable at December 31, 2000.

The Company maintains cash balances at a financial institution located in New Jersey.  Amounts at this institution are insured by the Securities Protection Investing Corporation up to $500,000.

NOTE 11  -  SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:

Cash paid during the year ended December 31, for:

  2000

Income Taxes

$     -

Interest

$177,039

Non-Cash Investing and Financing Activities:

2000

Class A shares issued for services rendered

$     20

Class B shares issued for services rendered

$   360

NOTE 12  -  COMMITMENTS AND CONTINGENCIES:

The Company leases office suite space under an operating lease and business services agreement.  The agreement automatically renews for six-month periods and was renewed in late November 2000.  The Company also leases various office equipment under operating leases.  Rent expense under these leases for the year ended December 31, 2000 was $79,442.

At December 31, 2000 future minimum lease payments are as follows:

     Year

1

$64,596

The Company also has a distribution and fullfillment agreement.  The distribution and fullfillment agreement provides for a fixed monthly management fee of $1,000 plus per piece charges.  The length of the agreement is for one year and renews on the May anniversary date for one additional year.

NOTE 13  -  KEY MAN LIFE INSURANCE:

The Company maintains key man term life insurance in the face amount of $1,500,000 on the Company's Chairman and Chief Executive Officer.  The key man premiums are paid through April 15, 2001.  This insurance policy has no cash surrender value.

NOTE 14  -  PREPAID ROYALTIES:

Prepaid royalties consist of payments made by the Company to obtain licenses and rights to use artistic values.  Licensor's usually require up front payments on execution of the license.  The licenses accrue royalties at rates from .8% to 12.5% of net sales and average approximately 10%.  The initial term of the licenses is usually five years and carry renewal option rights.  These costs are capitalized and amortized over the estimated life of the licenses.

The amortization expense for the year ended December 31, 2000 was $90,345 which has been included in cost of goods sold.

NOTE 15  -  PROGRAM DEVELOPMENT COSTS:

Capitalized program development costs relate to the costs of development of Programs and Interactive Picture - Paks (IPP).  Such costs are for producing product masters incurred subsequent to establishing technological feasibility.  These costs also include coding and testing performed subsequent to establishing technological feasibility.  Program development costs are shown net of amortization.  The amortization expense for the year ended December 31, 2000 was $100,663.

NOTE 16  -  ADVERTISING:

Advertising and promotion costs are expensed as incurred.  Advertising and promotion costs were $210,248 for the year ended December 31, 2000.  Advertising and promotion are included on the statement of operations in selling, marketing and distribution costs.

NOTE 17  -  INVESTMENT IN AFFILIATE:

The Company had an investment in an affiliated company, which was carried at cost.  This investment was recorded at cost because it had no readily determinable fair market value and as such is exempted specifically by FASB Statement No. 115 "Accounting for Certain Investments in Debt and Equity Securities."  The Company's investment has been written down by $26,331 to zero as of December 31, 2000.  Management believes there has been a permanent decline in the investment value.

NOTE 18  -  SUBSEQUENT EVENT - CONFIDENTIAL OFFERING MEMORANDUM:

On March 27, 2001, the Company entered into an exclusive Investment Advisor/Financial Consultant and Placement Agent ("Financial Advisor") Agreement.  The Agreement provides for the Financial Advisor to assist the Company in raising equity capital and/or debt.  If the Financial Advisor is not able to raise (get firm commitments for) a minimum amount of $500,000 within one month from the Agreement date, the Company has the right to cancel the exclusivity clause in the Agreement.

The Company is currently preparing a Confidential Offering Memorandum to be utilized in conjunction with this raise of equity capital and/or debt.

#

UNAUDITED FINANCIAL STATEMENTS FOR YEAR ENDED DECEMBER 31, 2001 (YEAR 2000 SHOWN FOR COMPARISON ONLY)

CONTENTS

Page

Consolidated Financial Statements:

Balance Sheet

58

Statement of Operations

59

Statement of Changes in Stockholders' Deficiency

60

Statement of Cash Flows

61

Notes to Consolidated Financial Statements

62-67

	Cinegram Media, Inc & Subsidiary Company
	Unaudited Consolidated Balance Sheets As of :
	December 31		December 31
	2001		2000
ASSETS
Current Assets
Accounts Receivable, net of allowances of $250 and $40,650	$ 19,243		$ 178,645
Inventories	162,691		222,872
Prepaid Expenses and Deposits	23,395		32,669
Total Current Assets		$ 205,329		$ 434,1186

Fixed Assets
Computers & Office Equipment	28,349		28,349
Accumulated Depreciation	(28,349)		(27,346)
		$ -		$ 1,003
Other Assets
Program Development Costs, net	426,688		442,171
Prepaid Royalties	531,271		490,861
Total Other Assets		957,959		933,032
TOTAL ASSETS		$ 1,163,288		$ 1,368,221

LIABILITIES & STOCKHOLDERS’ DEFICIT
Current Liabilities
Bank Borrowings	$ 201,469		$ 1,731,499
Other Short Term Loans	138,842		45,519
Accounts Payable and Accrued Liabilities	1,122,847		583,778
Accrued Interest - Director	149,719		551,415
Current Portion of Long Term Debt	-		790,500
Accrued Officer Compensation	277,000		301,800
Advances from Stockholders	629,049		569,096
Total Current Liabilities		$ 2,518,926		$ 4,573,607
Long Term Liabilities
Notes Payable	2,600,000		600,000
Deferred Stockholders Expenses	1,272,623		287,743
Total Long Term Liabilities		$ 3,872,623		$ 887,743
Stockholders’ Deficit
Common Shares – par value $0.01
– class A – 1,750,000 authorized;	14,556		14,556
– class B – 750,000 authorized: issued and outstanding – 652,250 & 152,250	6,523		1,523
Additional Paid In Capital	1,621,958		1,126,958
Total Capital Stock	1,643,037		1,143,037
Retained Earnings/(Deficit)	(6,871,298)		(5,236,166)
Total Stockholders’ Deficit		$ (5,228,261)		$ (4,093,129)
TOTAL LIABILITIES & STOCKHOLDERS’ DEFICIT		$ 1,163,288		$ 1,368,221

Cinegram Media, Inc.

and Subsidiary Company

Unaudited Consolidated Statement of Operations

Year Ended December 31,

	2001	2000

Product Sales	$ 158,661	$ 249,925

Cost of Goods Sold	82,765	98,325

Inventory & Royalty Cost Write Offs	121,255	134,912

Selling, Marketing & Distribution Costs	437,458	577,702

Administrative & General Expenses	673,570	725,668

Net Operating Profit/(Loss)	(1,156,387)	(1,286,682)

Other Expenses
Interest & Financing	478,744	440,557

Net Income/ (Loss) (before Income Taxes)	(1,635,131)	(1,727,239)

Provision for Income Taxes	-	-

NET INCOME / (LOSS)	$ (1,635,131)	$ (1,727,239)

Weighted Average Common
Shares Outstanding	1,861,312	909,515

Loss per Share	$ (0.88)	$ (1.90)

Cinegram Media, Inc.

and Subsidiary Company

Unaudited Statement of Changes in Consolidated Stockholders' Deficit

For the Years Ended December 31,

	Common Shares, $0.01pv				Additional	Retained	Total
	Class "A" voting		Class "B" non-voting		Paid-in	Earnings /	Stockholder
	Number	Value	Number	Value	Capital	(Deficit)	Deficit
Balances -
- January 1, 2000	671,350	$ 6,714	58,250	$ 583	$ 601,332	$(3,508,927)	$(2,900,299)

2000
Shares Issued for:
- cash	500,000	$ 5,000			$ 495,000		$ 500,000
- cash option exercise	282,287	2,823	58,000	580	30,626		34,029
- services rendered	2,000	20	36,000	360			380

Net Loss, 2000						(1,727,239)	(1,727,239)

Balances -
- December 31, 2000	1,455,637	$ 14,556	152,250	$ 1,523	$1,126,958	$(5,236,166)	$(4,093,129)

2001
Shares Issued for:
- cash			500,000	$ 5,000	$ 495,000		$ 500,000

Net Loss, 2001						(1,635,131)	(1,635,131)

Balances -
- December 31, 2001	1,455,637	$ 14,556	652,250	$ 6,523	$1,621,958	$(6,871,298)	$(5,228,261)

Cinegram Media, Inc

and Subsidiary Company

Unaudited Consolidated Cash Flow Statement

	Year Ended
	December 31
	2001	2000
CASH FLOWS PROVIDED BY (USED FOR):

OPERATING ACTIVITIES:
Net Income (Loss)	$ (1,635,131)	$ (1,727,239)

Add: Non Cash Items:
Depreciation	1,003	7,783
Amortization of Development Costs	62,820	12,909
Write-off Investment	-	29,265
Deferred Compensation and Interest	416,298	318,875
Shares issued in lieu of cash		380

Change in Working Capital Items:
Accounts Receivable	161,298	(95,315)
Inventory	58,286	(102,253)
Prepaids Expenses & Deposits	70,864	(434,902)
Accounts Payable & Accrued Expenses	568,878	574,266
Net Cash Used for Operations	$ (295,684)	$ (1,416,231)

INVESTING ACTIVITIES:
Equipment Purchases	-	(1,651)
Software Development Costs	(29,562)	(223,703)
Total Investing Activities	$ (29,562)	$ (225,354)

FINANCING ACTIVITIES:
Long Term Borrowings	1,209,500	300,000
Short Term Borrowings	93,323	45,519
Advances from Stockholders	59,953	433,500
Stockholder Guaranteed Bank Loans	(1,537,530)	327,698
Share Capital Activity	500,000	534,029
Total Financing Activities	$ 325,246	$ 1,640,746

INCREASE/ (DECREASE) IN CASH	$ -	$ (839)

CASH BALANCES:
Beginning of Year	-	839

End of Year	$ -	$ -

CINEGRAM MEDIA, INC.

and Subsidiary Company

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2001

NOTE 1 - NATURE OF BUSINESS:

Cinegram Media, Inc. and Subsidiary (the "Company"), a Delaware corporation, develops and publishes content-rich interactive multimedia software programs (Programs) for the general interest and educational markets. The Company is also developing an Internet enabled business to provide gallery-quality, “print-on-demand” digitally reproduced Fine Art Reproductions. Generally, the Programs and Fine Art Reproductions are developed under exclusive licenses.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Consolidated financial Statements:

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary.  All significant intercompany transactions and balances have been eliminated upon consolidation.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Accounts Receivable Allowances:

The Company utilizes the reserve method of accounting for doubtful accounts and sales returns.  The reserves are based on management's evaluation of outstanding accounts receivable at the end of the year.

Inventories:

Inventories, which consist principally of finished goods, are valued at the lower of cost (first-in, first-out) or market.  The Company reviews inventory for impairments to net realizable value whenever circumstances warrant.

Fixed Assets and Depreciation:

Office equipment is stated at cost.  Maintenance and repairs are expensed as incurred, while betterments are capitalized.  Depreciation is computed using the straight-line method over their estimated useful lives of three years.

Program Development Costs:

The costs of development of Programs are capitalized and amortized against the first forty-eight months of sales. Such costs include coding, testing and producing product masters incurred subsequent to establishing technological feasibility. Program Development Costs are shown net of amortization. The Company reviews Program Development Costs for impairments to net realizable value whenever circumstances warrant.

Prepaid Royalties:

Prepaid Royalties consist of payments made by the Company to obtain licenses and rights to use intellectual property assets in the production of the Company’s products. Licensor’s usually require upfront payments on execution of a license. These costs are capitalized and charged against cost of sales in accordance with the terms of the License agreement, which approximate five years.

Concentration of Credit Risk:

Sales and accounts receivable are from a relatively small number of distributors of the Company's products. The Company closely monitors extensions of credit.

Revenue Recognition:

Revenue is recognized when products are shipped unless the terms of sale are on consignment basis in which case revenue is recognized when the product is reported as sold by the consignment customer.

Cost of Goods Sold:

Cost of goods sold consist of replication and packaging costs, amortization of development costs, freight out on sales and royalty expense.

 Shipping and Handling Costs:

Shipping and handling costs billed to customers are not significant and are included in revenues.  Actual costs for shipping and handling are included as a component of cost of goods sold.

Selling, Marketing and Distribution Costs:

Selling, marketing and distribution costs include advertising and promotion, sales staff compensation, distributor fees and warehousing costs.

Advertising:

Advertising and promotion costs are expensed as incurred.

Administrative and General Expenses:

Administrative and general expenses consist of salaries, related employee benefits, travel, office expenses, professional services, rent, depreciation, communications and insurance.

Income Taxes:

The Company provides for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109 "Accounting for Income Taxes".  SFAS 109 requires an asset and liabilities based approach in accounting for income taxes.  Deferred income tax assets and liabilities are recorded to reflect the tax consequences on future years of temporary differences of revenue and expense items for financial statement and income tax purposes.

Loss Per Common Share:

Loss per common share is determined by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the year.  Diluted loss per share is not presented since giving effect to potential common shares would be anti-dilutive.

Reclassifications:

Certain amounts have been reclassified in the 2000 financial statements to conform to the 2001 presentation.

NOTE 3 - GOING CONCERN:

The accompanying financial statements have been prepared assuming the Company is a going concern which assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business.  The Company has suffered recurring losses from operations, has a stockholders' deficiency of $5,228,261 and current liabilities exceed current assets by $2,313,597. These factors raise substantial doubt about the Company's ability to continue as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount of liabilities that might be necessary should the Company be unable to continue in existence.  Continuation of the Company as a going concern is dependent upon:

a)

achieving profitable operations,

b)

further financial funding to complete development of the Programs,

c)

acquiring further content bases, and

d)

the successful execution of its business plan

Management's plans to achieve profitability include developing new products, obtaining new customers and content bases and increasing sales to existing customers.  Management also plans to raise additional capital through equity issuance or other types of financing.

NOTE 4 - TRANSACTIONS WITH DIRECTORS AND PRINCIPAL STOCKHOLDERS:

Certain services being provided and costs being incurred by the Directors and principal  stockholders are being recorded by the Company as incurred; however, as agreed with the Directors/stockholders, payment for these services and costs are generally being deferred and recorded as Accrued Expenses. There are not fixed repayment terms and payment will be made when it is determined by the Company that funds are available.  During 2001, the Company deferred $285,438 related to officer compensation and $280,578 related to interest expense.  During 2000, the Company deferred $301,800 related to officer compensation and $263,174 related to interest expense.

During 2001, the majority stockholder advanced the Company $ 191,240 for general corporate purposes, and made payments to reduce the Company’s Line of Credit in the amount of $921,032. Of these payments, $500,000 was in exchange for the issue of 500,000 class B common shares; the balance of these payments was included in Advances from Stockholders. In December 2001, the Company and the majority stockholder agreed to convert $909,500 of the demand advances to a twenty-four month note accruing interest at 12% per annum. Another stockholder also made advances to the Company in the amount of $50,000 and made payments to reduce the Company’s Line of Credit in the amount of $607,181. Three Hundred Thousand dollars of the above advances and payments were recorded as a twenty-four month note accruing interest at the rate of 12% per annum and the balance is recorded in the books of the Company as a demand note payable accruing interest at the rate of 12% per annum. In addition, the stockholders holding Notes totaling $1,390,500 due in 2002, converted those notes into new twenty-four month notes accruing interest at 12% per annum. Interest on the replacement notes is being accrued and is payable quarterly subject to availability of funds.

Compensation and Interest accrued through December 31, 2000 was transferred from Accrued expenses to Deferred Expenses during 2001.

At December 31, 2001, the balance sheet includes amounts due to Directors and Stockholders as follows:  Accrued Interest - Director $149,719, Accrued Compensation $277,000, Advances from Stockholders $629,049, Notes Payable $2,600,000 and Deferred Stockholder Expenses $1,272,623.

NOTE 5 - INCOME TAXES:

As of December 31, 2001 and 2000, the Company has available, on a federal tax basis, net operating loss carryover of approximately $4,950,000 and $4,000,000 respectively, which expire at varying amounts through 2021.  The net operating loss carryovers result in deferred tax assets of approximately $1,680,000 and $1,360,000 at December 31, 2001 and 2000; however, a valuation reserve has been recorded for the full amount due to the uncertainty of realization of the deferred tax assets.

NOTE 6 - LINE OF CREDIT AGREEMENT:

The Company had a line of credit agreement aggregating $1,700,000 with Merrill Lynch Business Financial Services Inc. (the ML Line). The ML Line was guaranteed by certain stockholders of the Company (the Guarantors). In April 2001, because of the fall in value of marketable securities owned by the Guarantors, Merrill Lynch declared a default, cancelled the line of credit and demanded repayment from the Company and the Guarantors. The Guarantors made arrangements to liquidate their marketable securities accounts and to repay the loan from the proceeds of such liquidations. As at December 31, 2001 there was a balance owing on the ML Line in the amount of $201,469. The majority stockholder in the Company remains as Guarantor of the balance and is working out payment terms with Merrill Lynch.  The ML Line bears interest at 5% over the 30-day commercial Paper Rate. During 2001 the interest  averaged about 8.5%. The Company is obliged to pay a fee equal to 3% of the amount borrowed under the ML Line to the stockholder Guarantor as compensation for such guarantee. During June 2000, an investor, as guarantor, was granted a five year option to acquire 41,000 class B non-voting shares of the Company's stock at an exercise price of $1.00 per share.  In November 2000, the ML Line of Credit was increased to $1,700,000 from $1,540,000 and a stockholder provided an additional guarantee to facilitate such increase; in exchange for that guarantee, the stockholder was issued 6,000 shares of the Company's class B non-voting common shares at a fair value of $60 and a five year option to acquire 6,000 shares of the Company's class B non-voting common shares at an exercise price of $1.00 per share.

The Company also has a line of credit aggregating $50,000 with a financial institution.  At December 31, 2001, $35,836 is outstanding under this line of credit.  This line of credit bears interest at prime plus 4%.  This line of credit is guaranteed by the majority stockholder.

NOTE 7 - COMMON STOCK:

The authorized capital of the Company consists of two classes of common shares, each with a par value of $0.01 per share - a class A fully voting share and a class B common share that has voting rights only in limited circumstances.  In June 2000, the Board of Directors increased the authorized number of class A shares to 1,750,000, kept the authorized capital for the class B shares at 750,000 shares and restated the par value for both classes to $0.01 per share.  During 2001, 500,000 class B shares were issued in exchange for the majority stockholders’ contribution to capital of $500,000.  During 2000, 500,000 class A shares were issued for $500,000 cash consideration and 36,000 class B shares were issued at a fair market value of $0.10 per share as additional consideration for providing funding for the Company. At December 31, 2001, 1,455,637 class A shares and 652,250 class B shares were issued, fully paid and non-assessable.

NOTE 8 - WARRANTS AND STOCK OPTION PLAN:

The Company has issued warrants and/or options to purchase stock to certain officers, employees, investors and suppliers.  The warrants are exercisable at any time within five years of their issue, subject to certain vesting provisions.  In 1999, the Company developed and implemented an Incentive Compensation Plan for its officers and employees whereby, the officer or employee would be granted options to purchase shares in the Company based upon attainment of predetermined performance goals.  The following table outlines warrants/options issued through December 31, 2001.

Weighted Average

warrants/options on :

Exercise Price

“A” shares

“B” shares

“A”

 “B”

Outstanding at January 1, 2000

386,087

 227,726

$0.26

$0.53

Granted in 2000

22,000

 251,650

$0.92

$0.92

Exercised in 2000

 (282,287)

(58,000)

$0.10

$0.10

Canceled in 2000

            -

(80,853)

$0.60

Outstanding at December 31, 2000

125,800

340,523

$0.74

$0.87

Granted in 2001

21,000

 203,350

$0.96

$1.00

Canceled in 2001

           -

(39,390)

$1.00

Outstanding at December 31, 2001

 146,800

 504,483

$0.78

$0.91

Weighted Average remaining

contractual life at December 31, 2001

 1.8 years

3.7 years

As at December 31, 2001, all of the warrants/options on the “A” shares and 366,133 warrants/options on the “B” shares were fully vested and exercisable. The Weighted Average Exercise Price and the Weighted Average remaining contractual life of the vested warrants/options on the “B” shares was $0.88 and 3.1 years.

The Company follows Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB25).  The option exercise price under the Stock Option plans equals or exceeds the fair market value of the commons shares on the date of grant and, accordingly, no compensation cost has been recognized under the provisions of APB25 for stock options.

The Company adopted the disclosure-only provisions of SFAS 123, "Accounting for Stock-Based Compensation" for stock options issued.  Under SFAS 123, compensation cost is measured at the grant date based on the value of the award and is recognized over the service (or vesting) period.  The fair value of each option grant (21,000 A shares and 203,350 B shares) estimated on the date of grant using the Black-Scholes option - pricing model with the following weighted average assumptions used for grants, - expected volatility of 30%; risk-free interest rate of 6%; and expected lives of 4.5 years, was nil.

Had compensation cost for the Company's stock option plan been recognized based on the fair value at the grant date for awards consistent with the provisions of SFAS 123, the Company's net loss and loss per share for the year ended December 31,2001 on a proforma basis would have been the same as reported in the historical financial statements.

NOTE 9 - NOTES AND DEBENTURE PAYABLE:

Notes and Debentures due in 2002 to Stockholders and certain advances were replaced in December 2001 with new twenty-four months Notes due December 20, 2003. Interest on the new Notes accrues at the rate of 12% per annum and is payable quarterly, subject to availability of funds.

Note “E” due December 20, 2003

$2,000,000

Note “F” due December 20, 2003

$   600,000

Total Notes

$2,600,000

NOTE 10 - CONCENTRATION OF RISKS:

One customer accounted for approximately 42% and 60% of the Company's sales in 2001 and 2000, respectively.  This customer accounts for approximately 52% of total accounts receivable at December 31, 2001.  The company maintains cash balances at financial institutions located in New Jersey.  Amounts at these institutions are insured by the Securities Protection Investing Corporation up to $500,000.

NOTE 11 - SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION

Cash paid during the year ended December 31, 2001, for:

2001

 2000

Income Taxes

$    -

$    -

Interest

$109,287

$177,039

Non-Cash Investing and Financing Activities:

Shares Issued for services rendered

$     -

$      380

NOTE 12 - COMMITMENTS AND CONTINGENCIES;

The Company leases office suite space under a business services agreement.  The agreement was renewed in January 2002 for a year through January 31, 2003.  Rent expense under this agreement for the year ended December 31, 2001 and 2000 was $107,179 and $79,442 respectively.

At December 31, 2001 future minimum payments are as follows:

Year

 2002

$86,710

Year

2003

$  6,895

NOTE 13 - KEY MAN LIFE INSURANCE:

The Company maintains key man term life insurance in the face amount of $1,500,000 on the Company's Chairman and Chief Executive Officer.  The key man premiums are paid through April 15, 2002.  This insurance policy has no cash surrender value.

NOTE 14 – SUPPLEMENTAL EXPENSE DETAILS

Royalty expense, included in cost of goods, sold for the years ended December 31, 2001 and 2000 were $89,608 and $90,345 respectively.

Capitalized Program Development Costs charged to cost of goods sold for the years ended December 31, 2001 and 2000 were $23,485 and $100,663 respectively.

Advertising and promotion costs, included in Selling and Marketing Costs, are expensed as incurred and were $107,097 and $232,905 for the years ended December 31, 2001 and 2000, respectively.

NOTE 15 – EXCHANGE AGREEMENT WITH NEW YORK FILM WORKS, Inc.

On October 10, 2001, the Company and its Shareholders entered into a Share Exchange Agreement with New York Film Works, Inc., a company whose shares trade under the symbol NYFW on the NASDAQ Bulletin Board. The closing of the agreement is expected to take place in April 2002. As a result of the Share Exchange Agreement, Cinegram Media Inc. will become a wholly owned subsidiary of New York Film Works, Inc. and the shareholders of Cinegram, as a group, will own 65%, initially, of the outstanding shares of NYFW. The Cinegram percentage ownership may be increased to 75% subject to the attainment of performance targets. Options and warrants currently outstanding will be replaced with new options at the same ratio as the share exchange. The term and expiry date of the options will be maintained; the exercise price will be set at a premium to the trading price of the NYFW shares at the time of the closing. Events that are required prior to closing are a) the arranging of interim financing for Cinegram of at least $250,000, and b) a change in the authorized capital structure of NYFW to (i) effect a reverse split of the current issued and outstanding shares of NYFW, (ii) create a new class of Redeemable, Convertible 8% Preferred Share, and (iii) adoption of an Incentive Stock Option Plan. After the closing, the Chief Executive Officer of Cinegram will become the Chief Executive Officer of NYFW, and the name of NYFW will be changed to Cinegram Digital Media Group, Inc. Pursuant to the provisions of Statement of Financial Accounting Standard No. 141, the Share Exchange will be treated as a “reverse acquisition” and Cinegram will be treated as the acquiring corporation for financial reporting purposes.

PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the Share Exchange, pursuant to which Cinegram Media will become a wholly owned subsidiary of New York Film Works. However, the Share Exchange transaction will be accounted for as a “reverse acquisition” of New York Film Works by Cinegram Media in accordance with SFAS 141. The “reverse acquisition” purchase method of accounting treats the Corporation that receives the larger portion of the voting rights in a combination transaction as the “acquirer”; accordingly Cinegram Media Inc is deemed to be the acquirer.

The unaudited pro forma Condensed Combined Statements of Operations give effect to the proposed Share Exchange of New York Film Works and Cinegram Media by combining the results of operations of New York Film Works for the pro forma years ended December 31, 2001 and December 31, 2000 with the results of operation for Cinegram for the years ended December 31, 2001 and December 31, 2000. The pro forma results of operations of New York Film Works for the pro forma year ended December 31, 2001 were determined by subtracting the unaudited results of operation for the months of November and December 2000 from the audited results of operation for the year ended October 31, 2001 and adding the unaudited results of operation for the months of November and December 2001. The pro forma results of operations of New York Film Works for the pro forma year ended December 31, 2000 were determined by subtracting the unaudited results of operation for the months of November and December 1999 from the audited results of operation for the year ended October 31, 2000 and adding the unaudited results of operation for the months of November and December 2000. The unaudited pro forma condensed combined Balance Sheet as of December 31, 2001 gives effect to the Share Exchange by combining the unaudited Balance Sheet of New York Film Works, Inc of December 31, 2001 and the unaudited Balance Sheet of Cinegram Media Inc as of December 31, 2001.  The unaudited Balance Sheet of New York Film Works as of December 31, 2001 was determined by adding the unaudited transactions of November and December 2001 to the audited Balance Sheet of October 31, 2001.

The unaudited pro forma condensed combined financial statements are based on the estimates and assumptions set forth in the notes to these financial statements, which are preliminary and have been made solely for purposes of developing this pro forma information. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The unaudited pro forma condensed combined financial statements are not necessarily an indication of the results that would have been achieved or that may be achieved in the future, or of the financial position of the combined companies had such transactions been consummated as of the dates indicated.

We have not yet determined what fiscal year we will adopt for the combined enterprise after the exchange has been completed.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and related notes of New York Film Works and Cinegram Media, appearing elsewhere in this information statement.

Cinegram Digital Media Group, Inc

(The PRO FORMA combination of New York Film Works, Inc. &

Cinegram Media, Inc.)

Consolidated Balance Sheets

As of December 31, 2001

	Cinegram	N Y Film	Adjustments
	Media	Works	#	Amount	Combined
ASSETS
Current Assets
Cash in Banks	-	75,942			75,942
Accounts Receivable	19,243	131,706			150,949
Inventories	162,691	12,792			175,483
Prepaid Expenses and Deposits	23,395	9,842			33,237
Total Current Assets	205,329	230,282			435,611

Fixed Assets
Processing & Office Equipment
and Leasehold Improvements	28,349	2,378,711	A	(1,832,911)	574,149
Accumulated Depreciation	(28,349)	(2,264,501)	A	2,264,501	(28,349)
	-	114,210			545,800
Other Assets
Program Development Costs,
net of Amortization	426,688				426,688
Prepaid Royalties, &
other deferred costs	531,271	32,058			563,329
Customer List			C	250,000	250,000
"Goodwill"			G	95,068	95,068
Total Other Assets	957,959	32,058			1,335,085
	1,163,288	376,550		776,658	2,316,496

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Bank Borrowings	201,469				201,469
Other Short Term Loans	138,842		H	50,000	88,842
Accounts Payable and Accrued Liabilities	1,122,847	99,208	B	(25,000)	1,247,055
					-
Accrued Interest - Director	149,719				149,719
Accrued Officer Compensation	277,000				277,000
Loans from Stockholders	629,049	15,000	H	(50,000)	694,049
Total Current Liabilities	2,518,926	114,208			2,658,134

Long Term Liabilities
Two Year Notes Payable	2,600,000		E	2,000,000	600,000
Deferred Stockholder'sExpenses	1,272,623		I	240,000	1,032,623
Total Long Term Liabilities	3,872,623	-			1,632,623

Stockholders' Deficit
Capital Stock
Common Shares	14,556	91,000	D,F,G	95,156	10,400
"B" Common Shares	6,523	-	F	6,523	-
Preferred Shares	-	-	E,I	(108)	108
Additional Paid In Capital	1,621,958	3,271,808	D,E,F,G,I	87,237	4,806,529
Total Capital Stock	1,643,037	3,362,808			4,817,037

Retained Earnings/(Deficit)	(6,871,298)	(3,100,466)	A,B,C,D,G,I	(3,180,466)	(6,791,298)
Total Stockholders Equity	(5,228,261)	262,342			(1,974,261)

	1,163,288	376,550		(776,658)	2,316,496

Cinegram Digital Media GROUP, Inc

(The PRO FORMA combination of

New York Film Works, Inc. &

Cinegram Media, Inc.)

Condensed Combined Statement of Operations

For the Year Ended December 31, 2001

					Pro Forma
	Cinegram	N Y Film			Year ended
	Media	Works	Adjustments		Dec 31, 2001

Total Sales	158,661	1,223,967			1,382,628

Total Cost of Goods Sold	204,020	907,992	A	38,240	1,150,252

Gross Margin	(45,359)	315,975		(38,240)	232,376

Selling & Marketing	437,458	143,399	B	83,333	664,190

Admin & General Expenses	673,570	357,539	A	3,357	1,034,466

	(1,156,387)	(184,963)		(124,930)	(1,466,280)

Interest & Financing Expense	478,744	(4,858)	C	(240,000)	233,886

	(1,635,131)	(180,105)		115,070	(1,700,166)

Provision for Income Taxes	-	-		-	-

Net Loss for the Year	(1,635,131)	(180,105)		115,070	(1,700,166)

Accrued Preferred Dividends			C	160,000	160,000

Net Loss attributable to Common Stockholders					(1,860,166)

Average Shares outstanding	1,861,312	85,349,315		See Note D ..	9,609,228

e.p.s	$ (0.878)	$(0.002)			$(0.19)

Adjustments:
A	Additional depreciation on market value of fixed assets
B	Amortization of "Customer List" value over 3 years
C	Impact of conversion of Debt to Preferred Shares
D

The effective number of pro-forma shares outstanding equals the Cinegram weighted average times the conversion ratio of 3.207 shares plus the 3,640,000 post-reverse split shares held by the existing NYFW shareholders.

	Cinegram Digital Media Group, Inc.
	(The PRO FORMA combination of
	New York Film Works, Inc. &
	Cinegram Media, Inc.)

	As of December 31, 2001

	ADJUSTMENTS to Consolidating Balance Sheet

A	Record increase in net Fixed Assets value of
	NYFW to Fair Market Value.
	Increase NBV of assets	431,590
	Decrease Accumulated Deficit		431,590

B	Record provision for expenses to
	refurbish certain assets
	Increase Accumulated Deficit	25,000
	Increase Accrued Liabilities		25,000

C	Record value of Customer List as determined from
	analysis of repeat customers gross margin contribution
	Add new Asset - Customer List	250,000
	Decrease Accumulated Deficit		250,000

D	Restate par value of issued shares to reflect
	the 1 for 25 reverse split.
	Decrease Share Capital	87,360
	Increase Additional Paid in Capital		87,360

E	Record the agreed conversion of debt owing to
	Mr R F Wright to new Series A Preferred Shares
	Reduce Two Year Notes Payable	2,000,000
	Add new Share Capital Account -Preferred Shares		100
	Increase Additional Paid in Capital		1,999,900

F	Restate Cinegram Share Capital Accounts
	to Paid in Capital
	Reduce Share Capital - Common	14,556
	Reduce Share Capital - Preferred Shares	6,523
	Increase Additional Paid in Capital		21,079

G	Record Value of New York Film Works "acquired"
	in reverse share exchange transaction and value of
	6,760,000 (post-reverse-split) issued to effect
	Share Exchange transaction
	(See separate note for valuation of individual assets
	and liabilities)
	Add new asset - Goodwill	95,068
	Increase Share Capital		6,760
	Increase Additional Paid in Capital		1,007,240
	Eliminate prior NYFW Additional Paid in Capital	3,362,808
	Eliminate prior NYFW Accumulated Defict		2,443,876

H	Reclassify Loan from NYFW shareholder to
	Cinegram Media Inc to Loans from Stockholders
	Decrease Other Short Term Loans	50,000
	Increase Loans from Stockholders		50,000

I	Reflect on a Pro-Forma basis the impact of
	conversion of $2,000,000 debt to new Series A
	cumulative Preferred shares
	Decrease Interest Expense	240,000
	Reduce Deferred Stockholder Expense		240,000
	Record Preferred Dividend	160,000
	Increase Preferred Share Capital		8
	Increase Additional Paid in Capital		159,992

NEW YORK FILM WORKS/CINEGRAM MEDIA

NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.

The pro forma effective average number of shares outstanding for the year 2001 was determined by calculating the weighted average of Cinegram Media common shares for the year, multiplying that number (1,861,312) by the Exchange Agreement conversion factor of 3.207 NYFW shares per Cinegram share, and adding the number of shares, on a post-reverse-split basis, that will be held by the shareholders of the “acquired company”, NYFW, (i.e. 3,640,000). Diluted loss per share is not presented since giving effect to the exercise of options would be ant-dilutive.

2.

There were no material transactions between New York Film Works and Cinegram Media during any of the periods presented.

3.

Total transactions costs to be incurred by New York Film Works and Cinegram Media in connection with the Share Exchange, filings with the SEC and mailing to stockholders are estimated to be approximately $75,000. Of these costs, related to legal, printing, accounting, financial advisory services and other related expenses, $50,000 have been accrued and charged against income and the balance will be recorded and charged against income as incurred.

4.

The assets and liabilities of New York Film Works have been reviewed and current market value determined; total market value for all identifiable assets has been determined as $918,932 as follows:

a) Cash and bank balances

$  75,942

b) Other Current Assets

$154,340

c) Fixed Assets

$545,800

d) Security Deposit

$  32,058

e) Intangible – value of customer list

$250,000

f)  less: Current Liabilities

(139,208)

       Net Value of Identifiable Asset

$918,932

The valuation of each asset and liability category has been restated in the Pro Forma financial statements to reflect the current values.  Entries to reflect additional depreciation on the revised value of Fixed Assets and amortization of the Asset “Customer List” have been included in the Pro Forma Statements of Operations.

5.

For purposes of preparing the pro forma Balance Sheet, the value ascribed to the shares issued to the Cinegram Media stockholders has been determined from the average selling price of shares of the Company as reported by OTC Bulletin Board, adjusted to reflect the 1 for 25 reverse split. The value so determined as of December 31, 2001 for purposes of these pro forma financial statements is $1,014,000 resulting in a net unidentifiable asset (Goodwill) of $95,068. The actual value to be ascribed to the shares issued to the Cinegram Media stockholders will be determined at the date of the closing of the Share Exchange agreement; any change in such valuation will affect only the “Additional Paid-In Capital” Account and the “Goodwill” Account. The Exchange Transaction has been accounted for under SFAS 141 and SFAS 142. Any resultant Goodwill will not be amortized against earnings; however the value of Goodwill will be reviewed periodically to determine if any adjustment needs to be made as a result of impairment in value.

6.

Certain indebtedness owing to the principal shareholder of Cinegram Media has been reclassified to a new Redeemable Convertible 8% Preferred Stock to be created pursuant to the terms of the Share Exchange agreement and the Amendment to the Certificate of Incorporation. In future periods, interest expense will be reduced by $240,000 per year. Dividends on the Preferred Shares are payable quarterly, and if not paid in cash will be paid by issuance of further Preferred Shares.

7.

After completion of the Exchange Agreement and amendment to the Certificate of Incorporation, there will be 10,400,000 post-reverse-split common shares outstanding and 100,000 Series A Preferred shares outstanding.

FORMS 10-K AND 10-Q FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Copies of our annual report on Form 10-KSB for the year ended October 31, 2001, and our quarterly report on Form 10-QSB for the quarter ended January 31, 2002 as filed with the Securities and Exchange Commission and any amendments thereto, are available to shareholders free of charge by writing to:

NEW YORK FILM WORKS, INC.

928 Broadway

New York,  NY  10010

Attn: Stephen Cohen, secretary

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This document and the documents incorporated in this document by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the share exchange on New York Film Works's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.   Forward-looking statements are based on our current expectations and involve a number of uncertainties, including those described in the "Risks" section above, elsewhere in this document and in documents incorporated into this document by reference. Actual results could differ materially from what is expected.